This is filed pursuant to Rule 497(c).
File Nos. 2-48227 and 811-02383.

                                     [LOGO]

                               ALLIANCEBERNSTEIN
                                  Investments


                      ALLIANCEBERNSTEIN BOND FUND, INC. -

                  ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO

                          1345 Avenue of the Americas
                           New York, New York 10105

                                                             September 18, 2007

                       INFORMATION ABOUT THE ACQUISITION

Dear Stockholders:

   The Board of Directors (the "Directors") of AllianceBernstein Bond Fund, Inc. ("Bond Fund") is pleased to announce to the stockholders of AllianceBernstein U.S. Government Portfolio ("U.S. Gov't"), a series of Bond Fund, the acquisition of the assets and liabilities of U.S. Gov't by AllianceBernstein Intermediate Bond Portfolio ("Intermediate Bond"), a series of Bond Fund. We sometimes refer to each of Intermediate Bond and U.S. Gov't as a "Fund" and together as the "Funds". The acquisition, which is expected to become effective in the last quarter of this year, is described in more detail in the attached Prospectus. You should review the Prospectus carefully.

   U.S. Gov't and Intermediate Bond have identical investment objectives but U.S. Gov't invests primarily in U.S. Government securities whereas Intermediate Bond is a multi-sector bond fund that invests in a diversified portfolio of fixed-income securities. We anticipate that the acquisition will result in benefits to the stockholders of U.S. Gov't as discussed more fully in the Prospectus. As a general matter, we believe that the acquisition will provide the potential for improved performance with lower overall portfolio volatility for U.S. Gov't stockholders in light of Intermediate Bond's multi-sector investment strategy, which includes investments in corporate debt, foreign currency denominated debt (including emerging market debt), and below investment grade debt (subject to a 25% maximum), as well as U.S. Government debt. The Prospectus includes information about the risks of Intermediate Bond's investments.

   In approving the acquisition, the Directors of Bond Fund have considered, among other things, the investment objectives and investment policies of the Funds, the changes in the fixed-income markets since U.S. Gov't commenced operations, expense ratio reductions expected to result from the acquisition, the continuity of the portfolio management team, the comparison of fees for the Funds and the pro forma combined Fund, the cost of the acquisition, and the tax-free nature of the acquisition and have concluded that the acquisition is in the best interests of the Funds.

   Upon the acquisition of U.S. Gov't by Intermediate Bond, stockholders of U.S. Gov't will receive shares of Intermediate Bond of the same class of shares as the shares they currently own, which have an aggregate net asset value ("NAV") equal to the aggregate NAV of the stockholder's shares in U.S. Gov't. U.S. Gov't would then terminate. Stockholders of U.S. Gov't will not be assessed any sales charges or other stockholder fees in connection with the acquisition.

Sincerely,

Marc O. Mayer
President

                                  PROSPECTUS

        Acquisition of the Assets and Assumption of the Liabilities of

                      ALLIANCEBERNSTEIN BOND FUND, INC. -
                  ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO

                      By, and in Exchange for Shares of,

ALLIANCEBERNSTEIN BOND FUND, INC. -
                 ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO

                              September 18, 2007

                               TABLE OF CONTENTS

                           Questions and Answers 3

           Summary                                                 6
              Comparison of Fees                                   6
              Comparison of Investment Advisory Fees               6
              Comparison of Investment Objectives and Policies     7
              Principal Risks                                      8
              Federal Income Tax Consequences                      8
              Comparison of Distribution and Purchase Procedures   9
              Service Providers                                    9
              Comparison of Business Structures                    9
           Information about the Transaction                      10
              Introduction
              Description of the Plan                             10
              Reasons for the Acquisition                         10
              Description of Securities to be Issued              12
              Dividends and Other Distributions                   13
              Surrender of U.S. Gov't Stock Certificates          13
              Federal Income Tax Consequences                     13
              Capitalization Information                          14
           Information about the Funds                            15
              Management of the Funds                             15
              Advisory Agreement and Fees                         15
              Distributor                                         16
              Other Service Providers                             16
           Legal Matters                                          16
           Experts                                                16
           Financial Highlights                                   16

Appendix A --  Fee Table                                                                                  17
Appendix B --  Comparison of Investment Objectives and Policies                                           24
Appendix C --  Fund Performance                                                                           34
Appendix D --  Description of Principal Risks of the Funds                                                37
Appendix E --  Certain Information Applicable to Class A, Class B, Class C, Class R, Class K, Class I and
               Advisor Class Shares of Intermediate Bond                                                  39
Appendix F --  Other Information                                                                          48

Appendix G --  Form of Agreement and Plan of Acquisition and Liquidation between AllianceBernstein
               U.S. Government Portfolio, a series of AllianceBernstein Bond Fund, Inc., and
               AllianceBernstein Intermediate Bond Portfolio, a series of AllianceBernstein Bond Fund,
               Inc.                                                                                    50
Appendix H --  Capitalization                                                                          65
Appendix I --  Legal Proceedings                                                                       66
Appendix J --  Share Ownership Information                                                             67
Appendix K --  Financial Highlights                                                                    74

                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the acquisition and of the information contained in this Prospectus.

1. What is this document and why did we send this document to you?

This is a Prospectus that provides you with information about the acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein U.S. Government Portfolio ("U.S. Gov't"), a series of AllianceBernstein Bond Fund, Inc. ("Bond Fund"), by AllianceBernstein Intermediate Bond Portfolio ("Intermediate Bond"), a series of Bond Fund. (Intermediate Bond and U.S. Gov't are each a "Fund" and collectively, the "Funds.")

On August 2, 2007, the Board of Directors ("Directors") of Bond Fund approved and declared advisable the Acquisition of U.S. Gov't by Intermediate Bond. The Acquisition does not require approval by U.S. Gov't stockholders.

The Directors also approved certain changes in Intermediate Bond's non-fundamental investment policy to enable the Fund to provide greater diversification within its risk/return parameters over full market cycles. For a more complete discussion of the investment policy revisions of Intermediate Bond, see "Comparison of Investment Objectives and Policies" in the Summary.

Stockholders may contact a Fund at 1-800-221-5672 or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2. How will the Acquisition work?

The Plan of Acquisition and Liquidation dated as of August 15, 2007, between U.S. Gov't and Intermediate Bond (the "Plan") provides for (i) the transfer of all the assets of U.S. Gov't to Intermediate Bond, (ii) the assumption by Intermediate Bond of all the liabilities of U.S. Gov't and the subsequent redemption of shares of U.S. Gov't, (iii) the issuance to U.S. Gov't stockholders of the equivalent class of shares of Intermediate Bond, equal in aggregate net asset value ("NAV") to the NAV of their former U.S. Gov't shares, and (iv) the termination of U.S. Gov't.

As a stockholder of U.S. Gov't, you will receive shares of a class of Intermediate Bond corresponding to the class of shares you now own. The Intermediate Bond shares that stockholders of U.S. Gov't receive will have the same aggregate NAV as the shares of U.S. Gov't held before the Acquisition. The contingent deferred sales charge ("CDSC") period applicable to U.S. Gov't shares prior to the Acquisition will continue to apply to the shares of Intermediate Bond issued in the Acquisition. Stockholders of U.S. Gov't will not be assessed any sales charges or other stockholder fees in connection with the Acquisition.

3. Why is the Acquisition taking place?

After considering the recommendation of AllianceBernstein L.P. (the "Adviser"), the Directors concluded that participation by U.S. Gov't in the Acquisition is in the best interests of U.S. Gov't. The Directors also concluded that the Acquisition would benefit U.S. Gov't stockholders by resulting in, among other things, a reduction in expenses, and would not dilute stockholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Funds, the changes in the fixed-income markets since U.S. Gov't commenced operations, the expense ratio reductions expected to result from the Acquisition, the continuity of portfolio management teams, the comparison of fees for the Funds and the pro forma combined Fund, the costs of the Acquisition, and the tax-free nature of the Acquisition.

4. When will the Acquisition take place?

The Acquisition is expected to take place in the last quarter of this year.

5. Who will bear the expenses of the Acquisition?

U.S. Gov't and Intermediate Bond will each bear the expenses of the Acquisition, which are estimated to be approximately $262,000, on a relative net asset basis, which means that U.S. Gov't, because of its larger asset size, will bear approximately $214,178 of the expenses and Intermediate Bond will bear approximately $47,822 of the expenses.

6. Where may I find additional information regarding the Funds?

Additional information about the Funds is available in the Statement of Additional Information ("SAI") dated September 18, 2007 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus. The SAI and each Fund's Annual Report to Stockholders, which contains audited financial statements for the Funds' fiscal year, are incorporated by reference into this Prospectus. In addition, each Fund's Semi-Annual Report and the Prospectuses and SAI for each Fund dated February 1, 2007 (the "Prospectuses") are also incorporated by reference into this Prospectus.

Additional copies of the Annual and Semi-Annual Reports and the Prospectuses for each Fund are available at www.AllianceBernstein.com and are also available, along with this Prospectus and SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

              By Mail:  AllianceBernstein Investor Services, Inc.
                        P.O. Box 786003
                        San Antonio, TX 78278-6003

              By Phone: For Information: 1-800-221-5672
                        For Literature: 1-800-227-4618

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In Person:          at the SEC's Public Reference Room in Washington, DC

By Phone:           1-202-551-8090 (for information on the operations of the Public
                    Reference Room only)

By Mail:            Public Reference Section, Securities and Exchange Commission,
                    Washington, DC 20549-0102 (duplicating fee required)

By Electronic Mail: publicinfo@sec.gov (duplicating fee required)

On the Internet:    www.sec.gov

Other Important Things to Note:

  .   You may lose money by investing in the Funds.

  . The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                ACQUISITION OF U.S. GOV'T BY INTERMEDIATE BOND

   On August 2, 2007, the Board of Directors of Bond Fund (the "Directors") declared advisable and voted to approve the Plan and the Acquisition. The Plan provides for (i) the transfer of all the assets of U.S. Gov't to Intermediate Bond, (ii) the assumption by Intermediate Bond of all the liabilities of U.S. Gov't and the subsequent redemption of shares of U.S. Gov't, (iii) the issuance to U.S. Gov't's stockholders of an equivalent class of shares of Intermediate Bond, equal in aggregate NAV to the NAV of their former U.S. Gov't shares and
(iv) the termination of U.S. Gov't.

   Each U.S. Gov't stockholder will receive the number of full and fractional shares of an equivalent class of shares of Intermediate Bond having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the stockholder's shares of U.S. Gov't. Stockholders of U.S. Gov't will recognize no gain or loss. The Acquisition is expected to occur in the last quarter of this year. The Acquisition does not require stockholder approval.

   The Directors concluded that participation by U.S. Gov't in the Acquisition is in the best interests of the Fund. The Directors also concluded that the Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Funds, the changes in the fixed-income markets since U.S. Gov't commenced operations, expense ratio reductions for stockholders expected to result from the Acquisition, the continuity of the portfolio management team, the comparison of fees for the Funds and the pro forma combined Fund, the costs of the Acquisition, and the tax-free nature of the Acquisition. For a more complete discussion of the factors considered by the Directors in approving the Acquisition, see "Reasons for the Acquisition" in "Information About the Transaction."

                                    SUMMARY

   The following summary highlights differences between U.S. Gov't and Intermediate Bond. This summary is not complete; for more complete information, please read this entire document. Note that certain information is presented as of April 30, 2007. At the July 31 - August 2, 2007 Regular Board Meetings (the "Board Meetings"), the Fund's Adviser, AllianceBernstein, L.P., represented to the Directors that, if the information were updated, it would not differ in any material respect.

   U.S. Gov't is a diversified open-end fund, with assets, as of April 30, 2007, of approximately $552 million, that invests primarily in U.S. Government securities. U.S. Gov't may invest in debt securities with a range of maturities from short- to long-term. Intermediate Bond is a diversified open-end fund, with assets, as of April 30, 2007, of approximately $118 million, that invests in a broad range of fixed-income securities with a dollar weighted average maturity of, generally, more than three and less than ten years and an average duration of three to six years. As discussed below, the Directors of Intermediate Bond have recently approved revisions to the Fund's investment policies to enable the Fund to provide greater diversification within its risk/return parameters over full market cycles.

   Intermediate Bond's performance record is somewhat better than that of U.S. Gov't with average annual total returns for Class A shares as of December 31, 2006, of -0.43% for one year, 3.23% for five years, and 4.69% since inception (July 1, 1999) as compared to U.S. Gov't's returns of -1.90% for one year, 2.64% for five years, and 4.45% for ten years.

Comparison of Fees

   The expense ratio of U.S. Gov't Class A shares is lower than the expense ratio of Intermediate Bond Class A shares before waiver (the expenses of the other classes vary due to sales loads and distribution and stockholder servicing fees, but have corresponding expense ratios). However, the expenses of Intermediate Bond are currently subject to an expense cap of .98% so that the expense ratio of Intermediate Bond Class A shares, after waiver, is slightly lower than that of U.S. Gov't. The Adviser has reduced the expense cap of Intermediate Bond's Class A shares (with corresponding changes for other classes of shares) from .98% to .85% effective at the time of the Acquisition. Thus, the Acquisition would result in a significant reduction in expenses for U.S. Gov't. The following table shows the Funds' expense ratios and pro forma expense ratio of the combined Fund for Class A shares as of April 30, 2007.

                                        Total Annual  Total Annual
                                        Expense Ratio Expense Ratio
                                        Before Waiver After Waiver*
                                        ------------- -------------
             U.S. Gov't                     1.05%           --
             Intermediate Bond              1.51%          .98%
             Combined Fund                  1.06%          .98%
             Combined Fund with New Cap                    .85%

--------
  * The Adviser has agreed to reduce the expense ratio cap for Intermediate Bond to .85% for Class A shares with corresponding caps for the other classes of shares that will become effective after the Acquisition. The cap is effective until October 31, 2009, and will continue thereafter for one-year periods unless the Adviser gives Intermediate Bond notice of termination at least 60 days prior to the end of the Fund's fiscal year.

   As the table indicates, the expenses per share, after waiver, of the U.S. Gov't shares would be reduced by 0.20%. The Fee Table, attached hereto as Appendix A, describes the fees and expense of each class of the Funds as of each Fund's fiscal year end and includes pro forma expenses for the combined Fund.

Comparison of Investment Advisory Fees

   U.S. Gov't and Intermediate Bond pay advisory fees to the Adviser at the same rate, which is .45% of the first $2.5 billion, .40% of the excess over $2.5 billion to $5.0 billion and .35% of the excess over $5.0 billion. Although the fee rates are the same, U.S. Gov't's fee is based on quarter-end aggregate net assets and Intermediate Bond's fee is based on monthly average net assets. The difference could result in different effective advisory fee rates, although the Adviser believes any differences would be immaterial.

Comparison of Investment Objectives and Policies

   At the Board Meetings, the Directors approved certain changes in Intermediate Bond's non-fundamental investment policies, including:

  . increasing the Fund's permissible investments in below investment grade securities, or junk bonds, from 20% to 25% of the Fund's net assets and making a corresponding change to the Fund's policy to invest at least 80% of its net assets in "investment grade" fixed-income securities to remove the investment grade requirement so that the policy will require the Fund to invest at least 80% of its net assets in fixed-income securities; and

  . replacing the requirement that the currency risk of the Fund's investments in non-U.S. Dollar-denominated fixed-income securities be fully hedged with a policy that the Fund may use hedging strategies, such as foreign currency exchange contracts and options on foreign securities.

   The purpose of these changes is to enable the Fund to provide greater diversification within its risk/return parameters over full market cycles. The Adviser does not expect significant changes to the Fund's portfolio to result from these changes. The non-fundamental investment policy changes are expected to become effective on or about November 1, 2007.

   The investment objectives of the Funds are the same but their investment strategies differ as shown in the following table.

                                                                                Revised Intermediate Bond
                                                                                Investment Policies as of
                              U.S. Gov't                Intermediate Bond           November 1, 2007
                     ----------------------------- --------------------------- ----------------------------
Investment Objective U.S. Gov't's investment       Intermediate Bond's         Same.
                     objective is to generate      investment objective is to
                     income and price              generate income and price
                     appreciation without          appreciation without
                     assuming undue risk.          assuming undue risk.

Principal Investment (i) U.S. Gov't normally       (i) Under normal            (i) Under normal
Strategies           invests at least 80% of its   circumstances,              circumstances,
                     net assets in U.S.            Intermediate Bond will      Intermediate Bond will
                     Government securities and     invest at least 80% of its  invest at least 80% of its
                     repurchase agreements and     net assets in investment    net assets in fixed-income
                     forward contracts relating    grade fixed-income          securities.
                     to U.S. Government            securities.
                     securities.                                               (ii) Intermediate Bond may
                                                   (ii) Intermediate Bond may  invest up to 25% of its net
                     (ii) U.S. Gov't may invest    invest up to 20% of its net assets in below investment
                     the remaining 20% of its net  assets in below investment  grade securities and may
                     assets in non-U.S.            grade bonds and may         invest without limit in U.S.
                     Government debt securities,   invest without limit in     Dollar-denominated
                     such as mortgage-related      U.S. Dollar-denominated     foreign fixed-income
                     and other asset-backed        foreign fixed-income        securities and may invest
                     securities, loan              securities. The Fund may    up to 25% of its net assets
                     participations, inflation-    invest up to 25% of its     in non-U.S. Dollar
                     protected securities,         assets in non-U.S. Dollar   denominated foreign fixed-
                     structured securities and     denominated foreign fixed-  income securities. The
                     variable, floating, and       income securities, whose    Fund may use hedging
                     inverse floating rate         currency risk will be fully strategies, such as foreign
                     instruments, preferred stock, hedged at the time of       currency exchange
                     and other corporate debt      investment. These           contracts and options on
                     securities. U.S. Gov't does   investments may include,    foreign securities.
                     not invest in any security    in each case, developed
                     rated below BBB- by S&P       and emerging market debt
                     or Baa- by Moody's.           securities.



                                                           Revised Intermediate Bond
                                                           Investment Policies as of
          U.S. Gov't               Intermediate Bond           November 1, 2007
  --------------------------- ---------------------------- -------------------------
  (iii) U.S. Gov't may invest (iii) Intermediate Bond             (iii) Same.
  in debt securities with a   expects that its investments
  range of maturities from    will have a dollar weighted
  short- to long-term.        average maturity of,
                              generally, more than three
                              and less than ten years and
                              an average duration of three
                              to six years.

   As the table above shows, U.S. Gov't invests 80% of its net assets in U.S. Government securities and may invest 20% of its net assets in non-U.S. Government securities. U.S. Gov't does not invest in below investment grade fixed-income securities. In contrast, Intermediate Bond has a broader investment strategy. Historically, it invested at least 80% of its net assets in investment grade fixed-income securities and up to 20% of its net assets in below investment grade securities. As a result of the recent policy changes discussed above, Intermediate Bond will invest at least 75% of its net assets in investment grade fixed-income securities and up to 25% of its net assets in below investment grade securities. Intermediate Bond may also invest in U.S. and non-U.S. Dollar-denominated foreign fixed-income securities. A more detailed comparison of the investment strategies and policies of the Funds is provided in Appendix B and information about the historical performance of the Funds is provided in Appendix C. You can find additional information on the Funds in the Prospectuses.

   The Adviser expects to reposition U.S. Gov't's portfolio. Currently, there is a 40% overlap between the holdings of the Funds because both invest significantly in mortgage-backed securities and the Adviser expects to retain these holdings in the combined Fund. The remaining securities will be transferred or liquidated prior to the merger.

Principal Risks

   Each Fund is subject to market risk, credit risk, interest rate risk, inflation risk, prepayment risk, derivatives risk and leverage risk. In addition, Intermediate Bond may have more risk because it is subject to foreign risk, emerging market risk, and currency risk due to its investments in non-U.S. securities. However, as an intermediate duration bond fund, which invests in fixed-income securities with a dollar weighted average maturity of generally between three to ten years and an average duration of three to six years, Intermediate Bond has less interest rate risk than funds that invest in fixed-income securities with longer average maturities. A description of each of these risks is provided in Appendix D.

Federal Income Tax Consequences

   No gain or loss will be recognized by U.S. Gov't or its stockholders as a result of the Acquisition. The aggregate tax basis of the shares of Intermediate Bond received by a stockholder of U.S. Gov't (including any fractional shares to which the stockholder may be entitled) will be the same as the aggregate tax basis of the stockholder's shares of U.S. Gov't. The holding period of the shares of Intermediate Bond received by a stockholder of U.S. Gov't (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of U.S. Gov't held by the stockholder, provided that such shares are held as capital assets by the stockholder of U.S. Gov't at the time of the Acquisition. The holding period and tax basis of each asset of U.S. Gov't in the hands of Intermediate Bond as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of U.S. Gov't prior to the Acquisition. Provided that U.S. Gov't shares surrendered constitute capital assets in the hands of the stockholder, such gain or loss realized by the stockholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service ("IRS").

   U.S. Gov't has, as of April 30, 2007, no realized capital gains and substantial capital loss carryforwards. No distribution of capital gains to U.S. Gov't's stockholders prior to the closing of the Acquisition is anticipated. There will be no tax consequences for U.S. Gov't stockholders as a result of the transfer or liquidation of

U.S. Gov't's portfolio securities prior to the merger because U.S. Gov't has substantial capital loss carryforwards that would offset any gains realized from these transactions.

   U.S. Gov't has capital loss carryforwards of approximately $118 million or $1.46 per share, while Intermediate Bond has capital loss carryforwards of approximately $9.5 million or $0.83 per share. After the Acquisition, the combined Fund's capital loss carryforwards will be approximately $128 million or $1.96 per share. As a result, the amount of capital loss carryforwards available to Intermediate Bond's stockholders will increase significantly and those available to U.S. Gov't's stockholders will also increase somewhat. The Acquisition will, however, trigger the loss limitation provision of Section 382 of the Internal Revenue Code (the "Code"), which would subject the use of Intermediate Bond's capital loss carryforwards to an annual limitation for taxable years after the Acquisition. In any event, the Adviser does not expect that the capital loss carryforwards, or any limitations to their use, will have much effect on the combined Fund's after-tax position since, because it invests in fixed-income securities, significant capital gains are unlikely to be realized by the combined Fund.

   Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information About the Transaction.

Comparison of Distribution and Purchase Procedures

   The purchase procedures for the Funds are the same.

   The shares of each Fund are offered to a broad range of investors. Class A shares are sold with a front-end sales load of up to 4.25% for purchases of less than $1,000,000. Class B shares are available at NAV without an initial sales charge. Your investment, however, is subject to a Contingent Deferred Sales Charge, or CDSC, if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. Class C shares are also available at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. Advisor Class shares may be purchased through a financial adviser at NAV.

   Class A, Class R, Class K and Class I shares of each Fund are available to certain group retirement plans at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows: Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class R shares are designed for group retirement plans with plan assets up to $10 million. Class K shares are designed for group retirement plans with at least $1 million in plan assets. Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of the Adviser who invest at least $2,000,000 in a Fund.

   The CDSCs applicable to shares of U.S. Gov't will continue to apply to Intermediate Bond shares issued in the Acquisition. The CDSC period will be calculated from the date of the original purchase of U.S. Gov't's shares.

   Each Fund's Class A shares have a .30% distribution (Rule 12b-1) fee. The Class B and Class C shares of each Fund have a 1.00% distribution fee. Class R shares of each Fund have a .50% distribution fee and Class K shares of each Fund have a .25% distribution fee. The shares of both Funds may be exchanged for comparable classes of shares of other AllianceBernstein mutual funds. More information on distribution and purchase procedures of Intermediate Bond is provided in Appendix E.

Service Providers

   The Funds have the same service providers, which will continue in their capacity after the Acquisition.

Comparison of Business Structures

   Each Fund is a series of Bond Fund, which is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. For more information on the comparison of the business structure of the Funds, see Appendix F.

                       INFORMATION ABOUT THE TRANSACTION

Description of the Plan

   As provided in the Plan, Intermediate Bond will acquire all the assets and assume all the liabilities of U.S. Gov't at the effective time of the Acquisition (the "Effective Time"). In return, Intermediate Bond will issue, and U.S. Gov't will distribute to its stockholders, a number of full and fractional shares of Intermediate Bond, determined by dividing the net value of all the assets of U.S. Gov't by the NAV of one share of Intermediate Bond. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plan provides that stockholders of U.S. Gov't will be credited with shares of Intermediate Bond corresponding to the aggregate NAV of U.S. Gov't's shares that the stockholder holds of record at the Effective Time.

   Following the distribution of Intermediate Bond shares in full liquidation of U.S. Gov't, U.S. Gov't will wind up its affairs and terminate as soon as is reasonably possible after the Acquisition. In the event the Acquisition does not occur, U.S. Gov't will continue its operations and its Directors will consider what future action, if any, is appropriate.

   The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $262,000. The projected expenses will be borne by the Funds on a relative net asset basis in the amounts of approximately $214,178 and $47,822 for U.S. Gov't and Intermediate Bond, respectively.

   The Acquisition is expected to occur in the last quarter of this year. Under applicable legal and regulatory requirements, none of U.S. Gov't's stockholders will be entitled to exercise objecting stockholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, stockholders will be bound by the terms of the Acquisition under the Plan. However, any stockholder of U.S. Gov't may redeem shares of common stock prior to the Acquisition.

   Completion of the Acquisition is subject to certain conditions set forth in the Plan, some of which may be waived by either party to the Plan. The Plan may be amended in any mutually agreed manner. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Directors that proceeding with the Plan is not in the best interests of the Fund or of its stockholders.

   A copy of a form of the Plan is attached as Appendix G.

Reasons for the Acquisition

   At the Board Meetings, the Adviser recommended that the Directors approve the proposed Plan and Acquisition. The Directors considered the factors discussed below from the point of view of the interests of U.S. Gov't and its stockholders. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of U.S. Gov't and that the interests of existing stockholders of the Funds would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Plan and Acquisition.

   The Adviser presented the following reasons in favor of the Acquisition:

  . U.S. Gov't is a diversified open-end fund that invests primarily in U.S. Government securities with net assets of, as of April 30, 2007, approximately $552 million. Intermediate Bond is a diversified open-end fund with net assets of, as of April 30, 2007, approximately $118 million. The Adviser noted that Intermediate Bond had outperformed U.S. Gov't for the one-, three-, and five-year periods ended March 31, 2007.

  . The Adviser discussed with the Directors that the past twenty years have seen deterioration in the desirability of U.S. Government bonds as an asset class. In 1985, U.S. Government bonds represented 70% of retail, advisor-sold fixed-income assets, and the asset class was considered to be the "core" bond strategy. With the evolution in the fixed-income capital markets, intermediate duration investment grade securities have supplanted U.S. Government securities as the "core" investment of choice. The ability to deliver solid returns in a diversified portfolio of investments including but not limited to government and agency securities has become important to investors, as yields on U.S. Government securities have been in a long-term decline. In light of these developments, the Adviser noted that U.S. Gov't has been losing assets steadily since 2002, with its assets decreasing from almost $2 billion to approximately $552 million as of April 30, 2007.

  . The Adviser also discussed with the Directors that it believed that investors seeking exposure solely to the U.S. Government sector may be better served by investing in exchange-traded funds ("ETFs"), rather than advisor-sold mutual funds, because ETFs are generally less expensive alternatives with essentially the same performance.

  . The Adviser also discussed with the Directors that, while historically investors also have turned to U.S. Government securities in times of general market distress, its research shows that retail investors are also looking to other venues besides U.S. Government securities in times of market dislocation. For example, in the recent bear market of the early 2000s, after the bursting of the growth bubble, retail investors who did seek safe havens chose short duration and intermediate duration core investments over U.S. Government securities. Interestingly, retail investors typically choose short duration securities only during bear markets and not as a core strategy. Unfortunately, bear markets are typically accompanied by falling interest rates, which means intermediate duration securities outperform short duration securities. Therefore, the Adviser noted that it believed that Intermediate Bond provides the appropriate service at these times for its fixed-income stockholders.

  . The Adviser discussed with the Directors that it believes that the Acquisition would benefit U.S. Gov't and its stockholders. The Adviser believes that the U.S. Gov't stockholders would benefit from the multi-sector strategy of Intermediate Bond because it invests in a broader range of debt securities, including that it may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. The Adviser believes that this benefit would be augmented by virtue of the non-fundamental policy changes that it recommended to, and were approved by, the Directors, which would, among other things, permit Intermediate Bond to invest more of its assets in below investment grade securities.

   At the Board Meetings, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

  . potential stockholder benefits, including the fact that total expenses of each class of shares of the combined Fund are expected to be significantly lower than the current expenses of comparable classes of shares of U.S. Gov't, particularly in light of the expense cap adopted by the Adviser effective after the Acquisition for Intermediate Bond's
      Class A shares of 0.85% (with corresponding expense caps for other classes of shares), which is effective until October 31, 2009 and will continue thereafter for one-year periods unless the Adviser gives Intermediate Bond notice of termination at least 60 days prior to the end of the Fund's fiscal year;

  . the Adviser's plans with respect to the portfolio securities of U.S. Gov't and Intermediate Bond, including that (i) there is currently a 40% overlap between the portfolio holdings of the two Funds because both invest significantly in mortgage-backed securities; (ii) the Adviser expects to sell up to 60% of the remaining securities holdings of U.S. Gov't prior to its Acquisition, for which there will be no material transaction costs recorded because U.S. Gov't's securities are valued at bid prices and because the Adviser does not believe there will be any market impact as a result of these sales; and (iii) investment by Intermediate Bond of the cash acquired from U.S. Gov't in accordance with Intermediate Bond's revised investment guidelines for which the transaction costs are expected to be up to approximately $467,000, or .07% of the combined Fund's net assets, which will be borne by the combined Fund since both Funds' stockholders are expected to benefit from the expected on-going reduction of operating expenses and the opportunity for enhanced returns;

  . the current asset levels of U.S. Gov't and the combined pro forma asset levels of Intermediate Bond;

  .   the historical performance results of the Funds;

  . the investment objectives and principal investment strategies of the Funds, as well as the fact that Intermediate Bond is a multi-sector fund that may invest in a broader range of debt securities and the proposed changes to Intermediate Bond's non-fundamental investment policies discussed above; and

  . the portfolio management teams for each of the Funds, which are different, but are similar in that both are part of the Adviser's larger U.S. Investment Grade Team and both are supervised by the heads of the larger team, and that, following the Acquisition, Intermediate Bond's team will share responsibility for management of the combined Fund.

   The Directors also considered, among other things:

  .   the historical and pro forma tax attributes of each Fund, including that
      (i) U.S. Gov't has no realized gains and substantial capital loss carryforwards, which will offset any gains realized as a result of the portfolio repositioning described above; (ii) Intermediate Bond has a relatively small amount of capital loss carryforwards that will not, after the Acquisition, affect the capital loss carryforwards available to U.S. Gov't stockholders, which will increase somewhat, while those available to Intermediate Bond stockholders will increase significantly; and (iii) the availability of these capital loss carry forwards in the combined Fund will be limited by IRS Guidelines and, because the combined Fund is a fixed-income fund that will generate relatively insignificant capital gains, these limitations are unlikely to have any adverse affect on the combined Fund's after-tax position;

  .   the form of the Plan and the terms and conditions of the Acquisition;

  . the fact that the Funds pay the same advisory fee rates, although the possibility for different fees exists since U.S. Gov't's fee is based on quarter-end aggregate net assets and Intermediate Bond's fee is based on monthly average net assets, but the Adviser does not believe the difference is likely to have a material effect on the fees;

  . whether the Acquisition would result in the dilution of stockholders' interests;

  .   the number of stockholder accounts and average account sizes of the Funds;

  .   changes in service providers that would result from the Acquisition;

  . the benefits of the Acquisition to the Adviser, which will benefit from the elimination of monitoring and administrating U.S. Gov't;

  .   the fact that Intermediate Bond will assume all the liabilities of U.S.
      Gov't;

  . the fact that Intermediate Bond will assume the unreimbursed distribution expenses that have not been reimbursed to U.S. Gov't's principal underwriter under the plan adopted by U.S. Gov't pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act");

  .   the expected federal income tax consequences of the Acquisition;

  . the costs of the Acquisition, which will be borne by U.S. Gov't and Intermediate Bond; and

  . the fact that the Adviser has agreed to indemnify Intermediate Bond for a three-year period against any undisclosed or other liabilities not disclosed or not reflected in the NAV of U.S. Gov't at the time of the Acquisition, to reimburse Intermediate Bond for any costs in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

   Also at the Board Meetings, the Directors of Bond Fund approved the Plan on behalf of Intermediate Bond.

Description of Securities to be Issued

   Under the Plan, Intermediate Bond will issue additional shares of common stock of its Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I for distribution to corresponding classes of shares of U.S.

Gov't. Under Bond Fund's Charter, Intermediate Bond may issue up to 3,000,000,000 shares of common stock, par value $.001 per share, for each of these Classes.

   When the acquisition of U.S. Gov't by Intermediate Bond is consummated, stockholders of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I of U.S. Gov't will receive corresponding class shares of Intermediate Bond having an aggregate NAV equal to the aggregate NAV of the stockholder's shares in U.S. Gov't.

   Each share of Intermediate Bond represents an equal proportionate interest with other shares of Intermediate Bond. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to Intermediate Bond as authorized by the Directors. Shares of Intermediate Bond entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of Intermediate Bond received by U.S. Gov't in the Acquisition will be issued at NAV without a sales charge, fully paid and non-assessable.

Dividends and Other Distributions

   On or before the Closing Date, as defined in the Plan, U.S. Gov't will, if necessary, declare and pay as a distribution substantially all its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment company.

Surrender of U.S. Gov't Stock Certificates

   After the Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of U.S. Gov't will not receive, upon surrender of the certificate, a certificate representing the number of Intermediate Bond shares distributable as a result of the Acquisition since Intermediate Bond will not issue certificates representing Intermediate Bond shares in connection with the Acquisition. Ownership of Intermediate Bond's shares will be shown on the books of Intermediate Bond's transfer agent. Promptly after the Plan's Effective Time, AllianceBernstein Investor Services, Inc. ("ABIS") will mail to U.S. Gov't's certificate holders instructions and a letter of transmittal for use in surrendering the certificate. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of Intermediate Bond shares, no dividends will be paid to holders of certificates of U.S. Gov't until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on Intermediate Bond shares payable after the Effective Time will be paid to the certificate holder, without interest, when that holder surrenders his or her U.S. Gov't share certificate for exchange.

Federal Income Tax Consequences

   Subject to certain stated assumptions contained therein, U.S. Gov't will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and U.S. Gov't and Intermediate Bond will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) a stockholder of U.S. Gov't will recognize no gain or loss on the exchange of the stockholder's shares of U.S. Gov't solely for shares of Intermediate Bond; (iii) neither U.S. Gov't nor Intermediate Bond will recognize any gain or loss upon the transfer of all of the assets of U.S. Gov't to Intermediate Bond in exchange for shares of Intermediate Bond and the assumption by Intermediate Bond of the liabilities of U.S. Gov't pursuant to the Plan or upon the distribution of shares of Intermediate Bond to stockholders of U.S. Gov't in exchange for their respective shares of U.S. Gov't; (iv) the holding period and tax basis of the assets of U.S. Gov't acquired by Intermediate Bond will be the same as the holding period and tax basis that U.S. Gov't had in such assets immediately prior to the Acquisition;
(v) the aggregate tax basis of shares of Intermediate Bond received in connection with the Acquisition by each stockholder of U. S. Gov't (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of U.S. Gov't surrendered in exchange therefor; (vi) the holding period of shares of Intermediate Bond received in connection with the Acquisition by each stockholder of U.S. Gov't (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of

U.S. Gov't surrendered in exchange therefor, provided that such U.S. Gov't shares constitute capital assets in the hands of the stockholder as of the Closing Date; and (vii) Intermediate Bond will succeed to the capital loss carryovers of U.S. Gov't but the use of Intermediate Bond's existing capital loss carryovers (as well as the carryovers of U.S. Gov't) may be subject to limitation under section 383 of the Code after the Acquisition. This opinion of counsel will not be binding on the IRS or a court and there is no assurance that the IRS or a court will not take a view contrary to those expressed in the opinion.

   There will be no tax consequences for U.S. Gov't stockholders as a result of the transfer or liquidation of U.S. Gov't's portfolio securities prior to the merger because U.S. Gov't has substantial capital loss carryforwards that would offset any gains realized from these transactions.

   Stockholders of U.S. Gov't are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those stockholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

   For information on the existing and pro forma capitalization of the Funds, see Appendix H.

                          INFORMATION ABOUT THE FUNDS

   U.S. Gov't and Intermediate Bond are each a series of AllianceBernstein Bond Fund, Inc., an open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1987 under the name Alliance Bond Fund, Inc. The company's name became AllianceBernstein Bond Fund, Inc. on March 31, 2003.

Management of the Funds

   The Directors of Bond Fund directs the management of the business and affairs of the Funds. The Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser and the Fund's administrator, custodian, and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's Adviser, subject to the Fund's investment objective and policies and to general supervision by the Fund's Directors. Subsequent to the consummation of the Acquisition, the directors and officers of Intermediate Bond will continue to serve as the directors and officers of the combined Fund. Ms. Alison M. Martier and Messrs. Greg J. Wilensky, Shawn E. Keegan, Joran Laird, and Jeffrey S. Phlegar, the senior members of the U.S. Investment Grade: Core Fixed-Income Investment Team, are primarily responsible for day-to-day management of Intermediate Bond's portfolio. Ms. Martier is a Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2002, and Director of U.S. Core Fixed-Income. Mr. Phlegar is an Executive President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002, and the Chief Investment Officer and Co-Head of Fixed-Income. Mr. Wilensky is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002. Messrs. Keegan and Laird are Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mr. Wilensky is also Director of Stable Value Investments.

   Messrs. Kewjin Yuoh, S. Sean Kelleher, and Lipkee Lu, the senior members of the U.S. Investment Grade: Structured Asset Investment Team, are primarily responsible for day-to-day management of U.S. Gov't's portfolio. Mr. Kelleher is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002, and Director of Liquid Markets. Messrs. Yuoh and Lu are Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since March 2003 and June 2005, respectively. Prior thereto, Mr. Yuoh was a Vice President of Credit Suisse Asset Management since prior to 2002 and Mr. Lu was Senior Vice President and Structured Product portfolio manager within the corporate bond trading team at Deerfield Capital Management since prior to 2002.

   Subsequent to the consummation of the Acquisition, Ms. Martier and Messrs. Wilensky, Keegan, Laird, and Phlegar will continue to be primarily responsible for day-to-day management of the combined Fund. The SAIs provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities of the Funds.

Advisory Agreement and Fees

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2007 totaling more than $792.9 billion (of which more than $99.6 billion represented the assets of investment companies). As of June 30, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 50 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 41 registered investment companies managed by the Adviser, comprising 123 separate investment portfolios, currently have approximately 4.3 million stockholder accounts. The Adviser also serves as administrator for each Fund.

   Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of the Adviser. Under the Advisory Agreements of U.S. Gov't and Intermediate Bond, each Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the excess of over $2.5 billion to $5.0 billion and .35% of the excess over $5.0 billion, of its average daily net assets. U.S. Gov't's fee is based on quarter-end aggregate net assets and Intermediate Bond's fee is based on monthly average net assets.

   The Advisory Agreements, by their terms, continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors' approval of the investment advisory contracts of U.S. Gov't and Intermediate Bond is available in each Fund's Annual Report to Stockholders for fiscal years ended
September 30, 2006 and October 31, 2006, respectively.

   The Adviser is the subject of certain legal proceedings and a discussion of those proceedings is presented in Appendix I.

Distributor

   AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of U.S. Gov't's and Intermediate Bond's shares. Under a Distribution Services Agreement, U.S. Gov't and Intermediate Bond pay distribution and service fees to the Distributor at an annual rate of up to .30% of each Fund's average daily net assets attributable to their Class A shares, 1.00% of each Fund's average daily net assets attributable to its Class B and Class C shares, .50% of each Fund's average daily net assets attributable to their Class R shares, and .25% of each Fund's average daily net assets attributable to their Class K shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Other Service Providers

   The Funds will have the same service providers after the Acquisition. ABIS, an affiliate of the Adviser, provides stockholder services for the Funds. The Funds compensate ABIS for these services. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for the Funds. ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, serves as transfer agent for the Funds. After the Acquisition, State Street Bank and Trust Company and ABIS will serve, respectively, as custodian and transfer agent for the combined Fund. Ernst & Young LLP serves as the independent registered public accounting firm for the Funds and will continue to serve in that capacity for the combined Fund after the Acquisition.

                                 LEGAL MATTERS

   The validity of the shares offered hereby will be passed upon for U.S. Gov't by Seward & Kissel LLP.

                                    EXPERTS

   The audited financial statements and financial highlights in the Prospectus and the SAI have been included in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York, 10036, the independent registered public accounting firm for U.S. Gov't, given on their authority as experts in auditing and accounting.

                             FINANCIAL HIGHLIGHTS

   Financial highlights information for the Funds is available at Appendix K.

                                  APPENDIX A

                                   FEE TABLE

   The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a stockholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges, expenses of each Fund and estimates for the pro forma combined Fund in its first year following the Acquisition.

Stockholder Fees (These fees are the same for both Funds and will remain the same after the Acquisition.)
(fees paid directly from your investment)

                                U.S. Gov't Class A           U.S. Gov't Class B        U.S. Gov't Class C
                             Intermediate Bond Class A    Intermediate Bond Class B Intermediate Bond Class C
                                 Intermediate Bond            Intermediate Bond         Intermediate Bond
                                (pro forma Class A)          (pro forma Class B)       (pro forma Class C)
                          ------------------------------- ------------------------- -------------------------
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)                               4.25%(a)                     None                      None

Maximum Deferred
  Sales Charge (Load)
  (as a percentage of
  original purchase price
  or redemption price,
  whichever is lower)                  None(a)                      3.00%(a)(b)               1.00%(a)(c)

Exchange Fee                           None                         None                      None

                             U.S. Gov't Advisor Class
                          Intermediate Bond Advisor Class
                                 Intermediate Bond
                             (pro forma Advisor Class)
                          -------------------------------
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)                               None

Maximum Deferred
  Sales Charge (Load)
  (as a percentage of
  original purchase price
  or redemption price,
  whichever is lower)                  None

Exchange Fee                           None

                         U.S. Gov't Class R        U.S. Gov't Class K        U.S. Gov't Class I
                      Intermediate Bond Class R Intermediate Bond Class K Intermediate Bond Class I
                          Intermediate Bond         Intermediate Bond         Intermediate Bond
                         (pro forma Class R)       (pro forma Class K)       (pro forma Class I)
                      ------------------------- ------------------------- -------------------------

Maximum Sales
  Charge (Load)
  Imposed on
  Purchases (as a
  percentage of
  offering price)               None                      None                      None

Maximum Deferred
  Sales Charge (Load)
  (as a percentage of
  original purchase
  price or redemption
  price, whichever is
  lower)                        None                      None                      None

Exchange Fee                    None                      None                      None

--------
(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A , Class B, and Class C shares may also be subject to waiver in certain circumstances.
(b)Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.
(c)For Class C shares, the CDSC is 0% after the first year.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                                      Intermediate Bond
                                         U.S. Gov't Intermediate Bond    (pro forma)
                                          Class A        Class A           Class A
                                         ---------- ----------------- -----------------
Management Fees                              .44%          .45%              .45%
Distribution and/or Service (12b-1) Fees     .30%          .30%              .30%
Interest Expense                             .04%          n/a               n/a
Other Expenses
   Transfer Agent                            .13%          .20%              .19%
   Other Expenses                            .12%          .40%              .12%
Total Other Expenses                         .25%          .60%              .31%
Total Fund Operating Expenses(a)            1.03%         1.35%             1.06%
Waiver and/or Expense Reimbursement          n/a          (.37)%(b)         (.21)%(c)
Net Expenses                                 n/a           .98%              .85%

                                                                      Intermediate Bond
                                         U.S. Gov't Intermediate Bond    (pro forma)
                                          Class B        Class B           Class B
                                         ---------- ----------------- -----------------
Management Fees                              .44%          .45%              .45%
Distribution and/or Service (12b-1) Fees    1.00%         1.00%(d)          1.00%(d)
Interest Expense                             .04%          n/a               n/a
Other Expenses
   Transfer Agent                            .18%          .25%              .19%
   Other Expenses                            .11%          .41%              .12%
Total Other Expenses                         .29%          .66%              .31%
Total Fund Operating Expenses(a)            1.77%         2.11%             1.76%
Waiver and/or Expense Reimbursement          n/a          (.43)%(b)         (.21)%(c)
Net Expenses                                 n/a          1.68%             1.55%

                                                                      Intermediate Bond
                                         U.S. Gov't Intermediate Bond    (pro forma)
                                          Class C        Class C           Class C
                                         ---------- ----------------- -----------------
Management Fees                              .44%          .45%              .45%
Distribution and/or Service (12b-1) Fees    1.00%         1.00%             1.00%
Interest Expense                             .04%          n/a               n/a
Other Expenses
   Transfer Agent                            .15%          .22%              .19%
   Other Expenses                            .12%          .41%              .12%
Total Other Expenses                         .27%          .63%              .31%
Total Fund Operating Expenses(a)            1.75%         2.08%             1.76%
Waiver and/or Expense Reimbursement          n/a          (.40)%(b)         (.21)%(c)
Net Expenses                                 n/a          1.68%             1.55%

                                                                         Intermediate Bond
                                          U.S. Gov't   Intermediate Bond    (pro forma)
                                         Advisor Class   Advisor Class     Advisor Class
                                         ------------- ----------------- -----------------
Management Fees                               .44%            .45%              .45%
Distribution and/or Service (12b-1) Fees     None            None              None
Interest Expense                              .04%            n/a               n/a
Other Expenses
   Transfer Agent                             .14%            .18%              .19%
   Other Expenses                             .11%            .40%              .12%
Total Other Expenses                          .25%            .58%              .31%
Total Fund Operating Expenses(a)              .73%           1.03%              .76%
Waiver and/or Expense Reimbursement           n/a            (.35)%(b)         (.21)%(c)
Net Expenses                                  n/a             .68%              .55%

                                                                      Intermediate Bond
                                         U.S. Gov't Intermediate Bond    (pro forma)
                                          Class R        Class R           Class R
                                         ---------- ----------------- -----------------
Management Fees                              .44%          .45%              .45%
Distribution and/or Service (12b-1) Fees     .50%          .50%              .50%
Interest Expense                             .03%          n/a               n/a
Other Expenses
   Transfer Agent                            .24%          .21%              .26%
   Other Expenses                            .12%          .42%              .12%
Total Other Expenses                         .36%          .63%              .38%
Total Fund Operating Expenses(a)            1.33%         1.58%             1.33%
Waiver and/or Expense Reimbursement          n/a          (.40)%(b)         (.28)%(c)
Net Expenses                                 n/a          1.18%             1.05%

                                                                  Intermediate
                                                    Intermediate      Bond
                                         U.S. Gov't     Bond      (pro forma)
                                          Class K     Class K       Class K
                                         ---------- ------------  ------------
Management Fees                              .44%        .45%          .45%
Distribution and/or Service (12b-1) Fees     .25%        .25%          .25%
Interest Expense                             .04%        n/a           n/a
Other Expenses
   Transfer Agent                            .19%        .19%          .20%
   Other Expenses                            .09%        .40%          .12%
Total Other Expenses                         .28%        .59%          .32%
Total Fund Operating Expenses(a)            1.01%       1.29%         1.02%
Waiver and/or Expense Reimbursement          n/a        (.36)%(b)     (.22)%(c)
Net Expenses                                 n/a         .93%          .80%

                                                                  Intermediate
                                                    Intermediate      Bond
                                         U.S. Gov't     Bond      (pro forma)
                                          Class I     Class I       Class I
                                         ---------- ------------  ------------
Management Fees                              .44%        .45%          .45%
Distribution and/or Service (12b-1) Fees    None        None          None
Interest Expense                             .04%        n/a           n/a
Other Expenses
   Transfer Agent                            .12%        .12%          .12%
   Other Expenses                            .14%        .33%          .12%
Total Other Expenses                         .26%        .45%          .24%
Total Fund Operating Expenses(a)             .74%        .90%          .69%
Waiver and/or Expense Reimbursement          n/a        (.22)%(b)     (.14)%(c)
Net Expenses                                 n/a         .68%          .55%

--------
(a)Does not reflect expenses attributable to costs of proxy solicitation that occurred in 2006.
(b)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.
(c)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses that will become effective after the Acquisition. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms.
(d)Total Fund Operating Expenses for the fiscal year ended October 31, 2006 do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, ABI. If the waiver were reflected, the net expense of the Class B shares would have been 1.33%.

EXAMPLES

   The Examples are to help you compare the cost of investing in each Fund with the cost of investing in the combined Fund on a pro forma combined basis. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Fund's operating expenses stay the same and that all dividends and distributions are reinvested.

                                                    Intermediate
                                       Intermediate     Bond
                            U.S. Gov't     Bond     (pro forma)
                             Class A     Class A      Class A
                            ---------- ------------ ------------
          After 1 Year        $  526      $  521       $  508
          After 3 Years+++    $  739      $  800       $  707
          After 5 Years+++    $  969      $1,099       $  945
          After 10 Years+++   $1,631      $1,949       $1,627

                                          Intermediate                         Intermediate
                             Intermediate     Bond                Intermediate     Bond
                  U.S. Gov't     Bond     (pro forma)  U.S. Gov't     Bond     (pro forma)
                   Class B+    Class B+     Class B+   Class B++   Class B++    Class B++
                  ---------- ------------ ------------ ---------- ------------ ------------
After 1 Year        $  480      $  471       $  458      $  180      $  171       $  158
After 3 Years+++    $  657      $  719       $  612      $  557      $  619       $  512
After 5 Years+++    $  959      $1,095       $  914      $  959      $1,095       $  914
After 10 Years+++   $1,710      $2,034       $1,852      $1,710      $2,034       $1,852

                                          Intermediate                         Intermediate
                             Intermediate     Bond                Intermediate     Bond
                  U.S. Gov't     Bond     (pro forma)  U.S. Gov't     Bond     (pro forma)
                   Class C+    Class C+     Class C+   Class C++   Class C++    Class C++
                  ---------- ------------ ------------ ---------- ------------ ------------
After 1 Year        $  278      $  271       $  258      $  178      $  171       $ 158
After 3 Years+++    $  551      $  613       $  511      $  551      $  613       $ 511
After 5 Years+++    $  949      $1,082       $  912      $  949      $1,082       $ 912
After 10 Years+++   $2,062      $2,379       $2,033      $2,062      $2,379       $2033

                                              Intermediate
                                                  Bond                             Intermediate
                                Intermediate  (pro forma)                              Bond
                   U.S. Gov't       Bond        Advisor    U.S. Gov't Intermediate (pro forma)
                  Advisor Class Advisor Class    Class      Class R   Bond Class R   Class R
                  ------------- ------------- ------------ ---------- ------------ ------------
After 1 Year          $ 75         $   69         $ 56       $  135      $  120       $  107
After 3 Years+++      $233         $  293         $200       $  421      $  460       $  365
After 5 Years+++      $406         $  535         $380       $  729      $  823       $  674
After 10 Years+++     $906         $1,238         $902       $1,601      $1,844       $1,551

                                          Intermediate                         Intermediate
                             Intermediate     Bond                                 Bond
                  U.S. Gov't     Bond     (pro forma)  U.S. Gov't Intermediate (pro forma)
                   Class K     Class K      Class K     Class I   Bond Class I   Class I
                  ---------- ------------ ------------ ---------- ------------ ------------
After 1 Year        $  103      $   95       $   82       $ 76       $   69        $ 56
After 3 Years+++    $  322      $  373       $  280       $237       $  265        $192
After 5 Years+++    $  558      $  673       $  519       $411       $  477        $356
After 10 Years+++   $1,236      $1,525       $1,207       $918       $1,088        $831

--------
+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after six years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after six years. +++These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

   The projected post-Acquisition pro forma Annual Fund Operating Expenses and Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of Intermediate Bond and the Adviser.

                                  APPENDIX B

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

                                                                          Merged Fund - Policy Changes
                      U.S. Gov't                 Intermediate Bond           from Intermediate Bond
            ------------------------------ ------------------------------ -----------------------------

Investment  The Fund's investment          Same.                          None.
Objective   objective is to generate
            income and price
            appreciation without
            assuming what the Adviser
            considers undue risk.

                                        Investment Policies/1/
-------------------------------------------------------------------------------------------------------

Status      The Fund is a series of an     Same.                          None.
            open-end management
            investment company that is
            diversified.

Rule 35d-1- The Fund invests, under        The Fund invests, under        To accommodate the
80% Policy  normal circumstances, at       normal circumstances, at       proposed increase in
            least 80% of its net assets in least 80% of its net assets in investments in below
            U.S. Government securities     investment grade fixed-        investment grade securities
            and repurchase agreements      income securities.             (see below), the Fund's
            and forward contracts                                         policy to invest 80% of its
            relating to U.S. Government                                   assets in "investment grade"
            securities.                                                   fixed-income securities will
            U.S. Government securities                                    be modified to eliminate the
            in which the Fund invests                                     "investment grade"
            may include a significant                                     restriction, which is not
            amount of mortgage-backed                                     necessary for the purposes of
            securities issued by                                          Rule 35d-1.
            government-sponsored
            entities, such as FNMA or
            FHLMC, that are neither
            issued nor guaranteed by the
            U.S. Treasury.

Other       The Fund may invest 20% of     The Fund may invest up to      Increase permissible
Securities  its net assets in non-U.S.     20% of its net assets in below investments in below
            Government securities.         investment grade bonds.        investment grade bonds from
                                                                          20% to 25% of the Fund's net
                                                                          assets.

Foreign     None.                          The Fund may invest without    Remove requirement to fully
Securities                                 limit in U.S. Dollar-          hedge currency risk but
                                           denominated foreign fixed-     maintain flexibility to use
                                           income securities and may      hedging strategies.
                                           invest up to 25% of its assets
                                           in non-U.S. Dollar
                                           denominated foreign fixed-
                                           income securities, whose
                                           currency risk will be fully
                                           hedged at the time of
                                           investment.

--------
/1/  Policies with the notation "F" are fundamental policies.

                                                                           Merged Fund - Policy Changes
                       U.S. Gov't                  Intermediate Bond          from Intermediate Bond
             ------------------------------- ----------------------------- ----------------------------
Maturity     The Fund may invest in debt     The Fund expects that the                None.
             securities with a range of      average duration of the
             maturities from short- to       Fund's investments will be in
             long-term.                      the intermediate range of
                                             three to six years.

Mortgage-    The mortgage-related secu-      Same.                                    None.
Related and  rities in which the Fund may
Other Asset- invest typically are securities
Backed       representing interests in pools
Securities   of mortgage loans made by
             lenders such as savings and
             loan associations, mortgage
             bankers and commercial
             banks, and are assembled for
             investors by governmental,
             government-related or private
             organizations. These secu-
             rities may include pass-
             through mortgage-related
             securities, collateralized
             mortgage obligations
             ("CMOs"), CMO residuals,
             adjustable-rate mortgage
             securities, stripped mortgage-
             backed securities, commer-
             cial mortgage-backed
             securities, "to be announced"
             mortgage-backed securities,
             mortgage dollar rolls,
             collateralized obligations and
             other securities that directly
             or indirectly represent a par-
             ticipation in or are secured by
             and payable from mortgage
             loans on real property and
             other assets.

             Other asset-backed securities
             in which the Fund may invest
             include collateralized debt
             obligations ("CDOs"), which
             include collateralized bond
             obligations ("CBOs"), collat-
             eralized loan obligations
             ("CLOs") and other similarly
             structured securities.

                                                                            Merged Fund - Policy Changes
                        U.S. Gov't                  Intermediate Bond          from Intermediate Bond
              ------------------------------- ----------------------------- ----------------------------
Structured    The Fund may invest in secu-    Same.                                    None.
Securities    rities issued in structured fi-
              nancing transactions, which
              generally involve aggregating
              types of debt assets in a pool
              or special purpose entity and
              then issuing new securities.

Inflation-    The Fund may invest in          Same.                                    None.
Protected     inflation-protected securities.
Securities

Derivatives - The Fund may invest, with-      Same.                                    None.
General       out limit, in derivatives, such
              as options, futures, forwards
              or swap agreements.

Futures       The Fund will not purchase      Same.                                    None.
Contracts and or sell commodities regulated
Options on    by the Commodity Futures
Futures       Trading Commission under
Contracts -   the Commodity Exchange
General       Act or commodities contracts
              except for futures contracts
              and options on futures con-
              tracts. (F)

Futures       Futures contracts that the      Same. Also, the Fund may                 None.
Contracts and Fund may buy and sell may       engage in currency "cross
Options on    include futures contracts on    hedging."
Futures       fixed-income or other secu-
Contracts -   rities, and contracts based on
Specific      interest rates or financial in-
              dices, including any index of
              U.S. Government securities.
              Options on futures contracts
              written or purchased by the
              Fund will be traded on U.S.
              exchanges and will be used
              only for hedging purposes.

Foreign       None.                           The Fund may purchase and                None.
Currency                                      sell foreign currency futures
Futures                                       contracts.
Contracts

                                                               Merged Fund - Policy Changes
                       U.S. Gov't            Intermediate Bond    from Intermediate Bond
             ------------------------------- ----------------- ----------------------------
Options      The Fund may write and pur-           Same.                  None.
             chase call and put options on
             securities. The Fund may also
             write combinations of put
             and call options on the same
             security, known as
             "straddles," with the same
             exercise and expiration date.
             The Fund may purchase or
             write options on securities of
             the types in which it is
             permitted to invest in pri-
             vately negotiated trans-
             actions.

             The Fund may write call and
             put options and purchase call
             and put options on securities
             indexes.

             The Fund may invest in op-
             tions on foreign currencies
             that are privately negotiated
             or traded on U.S. or foreign
             exchanges for hedging pur-
             poses or to increase income.

Forward      The Fund may invest in for-           Same.                  None.
Contracts    ward contracts, including the
             purchase or sale of forward
             currency exchange contracts.

Swap         The Fund may enter into inter-        Same.                  None.
Transactions est rate swap, cap or floor
             transactions, which may in-
             clude preserving a return or
             spread on a particular
             investment or portion of its
             portfolio or protecting against
             an increase in the price of
             securities the Fund antici-
             pates purchasing at a later
             date. The Fund also may in-
             vest in credit default swap
             agreements, currency swaps
             and interest rate transaction
             futures.

Preferred    The Fund may invest in pre-           Same.                  None.
Stock        ferred stock.


                                                                  Merged Fund - Policy Changes
                          U.S. Gov't            Intermediate Bond    from Intermediate Bond
               -------------------------------- ----------------- ----------------------------
Repurchase     The Fund may enter into re-            Same.                  None.
Agreements     purchase agreements pertain-
               ing to the types of securities
               in which it invests with
               member banks of the Federal
               Reserve System or "primary
               dealers" in such securities.
               There is no percentage re-
               striction on the Fund's ability
               to enter into repurchase
               agreements.

Variable and   The Fund may invest in varia-          Same.                  None.
Floating Rate  ble, floating and inverse
Instruments    floating rate instruments.

Forward        The Fund may enter into                Same.                  None.
Commitment     forward commitments for the
Transactions   purchase or sale of securities.
and When-      Such transactions may in-
Issued, De-    clude purchases on a "when-
layed Delivery issued" basis or purchases or
Securities     sales on a "delayed delivery"
               basis.

Zero Coupon    The Fund may invest in zero            Same.                  None.
Securities     coupon Treasury securities.
               The Fund may also invest in
               zero coupon securities issued
               by U.S. Government agencies
               or instrumentalities that are
               supported by the full faith
               and credit of the United
               States.

Reverse        The Fund may enter into re-            Same.                  None.
Repurchase     verse repurchase agreements
Agreements     and dollar rolls, subject to the
and Dollar     Fund's limitations on
Rolls          borrowings.

Loan           The Fund may invest in cor-            Same.                  None.
Participations porate loans either by partic-
               ipating as co-lender at the
               time the loan is originated or
               by buying an interest in the
               loan in the secondary market
               from a financial institution or
               institutional investor.

                                                                Merged Fund - Policy Changes
                        U.S. Gov't            Intermediate Bond    from Intermediate Bond
              ------------------------------- ----------------- ----------------------------
Standby       The Fund will enter into              Same.                  None.
Commitment    standby commitment agree-
Agreements    ments only for the purpose of
              investing in the security un-
              derlying the commitment at a
              yield and price considered
              advantageous to the Fund and
              unavailable on a firm
              commitment basis.

Other Invest- The Fund may invest in secu-          Same.                  None.
ment Com      rities of other investment
panies        companies, including
              exchange-traded funds, to the
              extent permitted under the
              1940 Act or the rules and
              regulations thereunder (as
              such statute, rules or regu-
              lations may be amended from
              time to time) or by guidance
              regarding, interpretations of,
              or exemptive orders under,
              the 1940 Act or the rules or
              regulations thereunder pub-
              lished by appropriate regu-
              latory authorities. The Fund
              intends to invest uninvested
              cash balances in an affiliated
              money market fund as
              permitted by Rule 12d1-1
              under the 1940 Act.

Illiquid      The Fund will limit its invest-       Same.                  None.
Securities    ments in illiquid securities to
              no more than 15% of its net
              assets or such other amount
              permitted by guidance
              regarding the 1940 Act.

Portfolio     The Fund expects to engage            Same.                  None.
Turnover      in active and frequent portfo-
              lio turnover to achieve its
              investment objectives.

                                                                 Merged Fund - Policy Changes
                         U.S. Gov't            Intermediate Bond    from Intermediate Bond
              -------------------------------- ----------------- ----------------------------
Margin        The Fund may not purchase              Same.                  None.
              securities on margin, except
              (i) as otherwise provided
              under rules adopted by the
              Commission under the 1940
              Act or by guidance regarding
              the 1940 Act, or inter-
              pretations thereof, and (ii)
              that the Fund may obtain
              such short-term credits as are
              necessary for the clearance of
              portfolio transactions, and the
              Fund may make margin
              payments in connection with
              futures contracts, options,
              forward contracts, swaps,
              caps, floors, collars and other
              financial instruments.
              (Operating Policy.)

Future Devel- The Fund may take advan-               Same.                  None.
opments       tage of other investment
              practices that are not pres-
              ently contemplated for use by
              the Fund or that are not cur-
              rently available but that may
              be developed, to the extent
              that such investment practi-
              ces are consistent with the
              Fund's investment objective
              and legally permissible for
              the Fund.

Short Sales   The Fund may make short                Same.                  None.
              sales as a part of overall port-
              folio management or to offset
              a potential decline in the
              value of a security.

Securities    For the purposes of achieving          Same.                  None.
Lending       income, the Fund may make
              secured loans of portfolio
              securities to brokers, dealers
              and financial institutions,
              provided a number of con-
              ditions are satisfied, including
              that the loan is fully
              collateralized. The Fund may
              pay reasonable finders', ad-
              ministrative, and custodial
              fees in connection with a loan.

                                                             Merged Fund - Policy Changes
                     U.S. Gov't            Intermediate Bond    from Intermediate Bond
          -------------------------------- ----------------- ----------------------------
Borrowing The Fund may borrow for                Same.                  None.
          temporary purposes to re-
          purchase its shares to meet
          redemption requests in an
          amount not exceeding 5% of
          the value of the total assets of
          the Fund.

          The Fund may use borrow-
          ings for investment purposes
          subject to the limit imposed
          by the 1940 Act, which is up
          to 33-1/3% of the Fund's
          assets.

          The Fund may not issue any
          senior security (as that term
          is defined in the 1940 Act) or
          borrow money, except to the
          extent permitted by the 1940
          Act or the rules and regu-
          lations thereunder (as such
          statute, rules or regulations
          may be amended from time
          to time) or by guidance re-
          garding, or interpretations of,
          or exemptive orders under,
          the 1940 Act or the rules or
          regulations thereunder pub-
          lished by appropriate regu-
          latory authorities. For the
          purposes of this restriction,
          margin and collateral
          arrangements, including, for
          example, with respect to
          permitted borrowings, op-
          tions, futures contracts, op-
          tions on futures contracts and
          other derivatives such as
          swaps, are not deemed to be
          the issuance of a senior
          security. (F)

                                                                Merged Fund - Policy Changes
                        U.S. Gov't            Intermediate Bond    from Intermediate Bond
              ------------------------------- ----------------- ----------------------------
Issuer        As a fundamental policy, the          Same.                  None.
Concentration Fund is diversified. This
              means that at least 75% of
              the Fund's assets consist of
              cash or cash items; govern-
              ment securities; securities of
              other investment companies;
              and securities of any one is-
              suer that represent not more
              than 10% of the outstanding
              voting securities of the issuer
              of the securities and not more
              than 5% of the total assets of
              the Fund. (F)

Lending       The Fund may not make                 Same.                  None.
              loans except through (i) the
              purchase of debt obligations
              in accordance with its
              investment objectives and
              policies; (ii) the lending of
              portfolio securities; (iii) the
              use of repurchase agree-
              ments; or (iv) the making of
              loans to affiliated funds as
              permitted under the 1940
              Act, the rules and regulations
              thereunder (as such statutes,
              rule or regulations may be
              amended from time to time),
              or by guidance regarding, and
              interpretations of, or exemp-
              tive orders under, the 1940
              Act. (F)

Underwriting  The Fund may not act as an            Same.                  None.
              underwriter of securities,
              except that the Fund may
              acquire restricted securities
              under circumstances in
              which, if such securities were
              sold, the Fund might be
              deemed to be an underwriter
              for purposes of the Securities
              Act of 1933, as amended. (F)

                                                                Merged Fund - Policy Changes
                        U.S. Gov't            Intermediate Bond    from Intermediate Bond
              ------------------------------- ----------------- ----------------------------
Industry      The Fund may not concen-              Same.                  None.
Concentration trate investments in an in-
              dustry, as concentration may
              be defined under the 1940
              Act or the rules and regu-
              lations thereunder (as such
              statute, rules or regulations
              may be amended from time
              to time) or by guidance re-
              garding, interpretations of, or
              exemptive orders under, the
              1940 Act or the rules or regu-
              lations thereunder published
              by appropriate regulatory
              authorities. (F)

Real Estate   The Fund may not purchase             Same.                  None.
              or sell real estate except that
              it may dispose of real estate
              acquired as a result of the
              ownership of securities or
              other instruments. This re-
              striction does not prohibit the
              Fund from investing in secu-
              rities or other instruments
              backed by real estate or in
              securities of companies en-
              gaged in the real estate busi-
              ness. (F)

                                  APPENDIX C

                               FUND PERFORMANCE

   The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2006, for Class A shares of U.S. Gov't and Class A shares of Intermediate Bond.

   They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that Intermediate Bond will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Fund.

Calendar Year Total Returns

                                  U.S. GOV'T

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97      98      99      00      01     02      03      04      05     06
 ------  ------  ------  ------  ------ ------  ------  ------  ------ ------
  8.55    8.60    -3.21   12.42   5.72   9.21    0.72    3.35    2.16   2.48

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 5.62% in the 3rd quarter, 2002; and Worst quarter was down -3.11% in the 2nd quarter, 2004.

                               INTERMEDIATE BOND

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   97      98      99      00      01     02      03      04      05     06
 ------  ------  ------  ------  ------ ------  ------  ------  ------ ------
  n/a      n/a     n/a    11.25   7.36   7.67    3.69    3.48    1.94   3.97

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 4.56% in the 3rd quarter, 2001; and Worst quarter was down -2.50% in the 2nd quarter, 2004.

The following tables list U.S. Gov't's and Intermediate Bond's average annual total return before taxes for each class of shares that will be involved in the Acquisition for the one-year, five-year and since inception periods ending December 31, 2006 for each Fund (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.

Average Annual Total Returns

U.S. Gov't
PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2006)

                                                            1 year  5 years** 10 years**
                                                            ------  --------- ----------
Class A***              Return Before Taxes                 (1.90)%   2.64%      4.45%
                        Return After Taxes on Distributions (3.48)%   0.98%      2.18%
                        Return After Taxes on Distributions
                        and Sale of Fund Shares             (1.26)%   1.27%      2.37%
Class B                 Return Before Taxes                 (1.20)%   2.80%      4.45%
Class C                 Return Before Taxes                  0.77%    2.80%      4.16%
Advisor Class           Return Before Taxes                  2.78%    3.88%      4.82%
Class R                                                      2.12%    3.31%      4.68%
Class K                                                      2.44%    3.59%      4.95%
Class I                                                      2.76%    3.87%      5.23%
Lehman Brothers         (reflects no deduction for fees,
  Government Bond Index expenses, or taxes)                  3.48%    4.64%      6.01%

--------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Advisor Class shares: 10/06/00, Class R shares: 11/3/03, and Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Advisor Class, Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class, Class K and Class I shares, respectively.
***After-tax Returns:
  -- Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these Classes have different expense ratios; -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
  -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Intermediate Bond
PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2006)

                                                                           Since
                                                      1 year  5 years** Inception**
                                                      ------  --------- -----------
Class A***        Return Before Taxes                 (0.43)%   3.23%      4.69%
                  Return After Taxes on Distributions (1.84)%   1.65%      2.81%
                  Return After Taxes on Distributions
                  and Sale of Fund Shares             (0.30)%   1.82%      2.85%
Class B           Return Before Taxes                  0.80%    3.52%      4.70%
Class C           Return Before Taxes                  2.26%    3.44%      4.55%
Advisor Class     Return Before Taxes                  4.28%    4.45%      5.52%
Class R                                                3.77%    3.93%      5.08%
Class K                                                3.99%    4.20%      5.36%
Class I                                                4.16%    4.44%      5.61%
Lehman Brothers   (reflects no deduction for fees,
  Aggregate Index expenses, or taxes)                  4.33%    5.06%      6.22%

--------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class A, Class B, and Class C shares: 7/1/99, Advisor
   Class shares: 10/09/00, Class R shares: 11/03/03, and Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Advisor Class, Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class, Class K and Class I shares, respectively.
***After-tax Returns:
  -- Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these Classes have different expense ratios; -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
  -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                  APPENDIX D

                  DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

   Among the principal risks of investing in a Fund are market risk, interest rate risk, credit risk, inflation risk, foreign (non-U.S.) risk, emerging markets risk, currency risk, prepayment risk, derivatives risk, leverage risk, and management risk. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

Market Risk             This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Interest Rate Risk      Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is gen-
                        erally greater for Funds that invest in fixed-income securities with longer maturities or durations.

Credit Risk             This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to other-
                        wise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest.
                        The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Inflation Risk          This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As in-
                        flation increases, the value of each Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for those Funds that invest a significant portion of their assets in fixed-
                        income securities with longer maturities.

Foreign (Non-U.S. Risk) A Fund's investments in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory tax-
                        ation, currency blockage, political changes, or diplomatic development could adversely affect a Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these secu-
                        rities may be more volatile and less liquid. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.


Emerging Market Risk Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, cur-
                     rency, liquidity, legal, political and other risks different from, or greater than, the risk of investing in developed foreign (non-U.S.) countries.

Currency Risk        This is the risk that fluctuations in the exchange rates between the U.S.
                     Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

Derivatives Risk     The Funds may use derivatives. These investment strategies may be risk-
                     ier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

Leverage Risk        When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's investments. A Fund may create lev-
                     erage through the use of reverse repurchase arrangements, forward cur-
                     rency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money.

Prepayment Risk      The value of mortgage-related or asset-backed securities may be partic-
                     ularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during peri-
                     ods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience sig-
                     nificantly greater price and yield volatility than is experienced by tradi-
                     tional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-
                     related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Management Risk      Each Fund is subject to management risk because it is an actively man-
                     aged investment portfolio. The Adviser will apply its investment tech-
                     niques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.

                                  APPENDIX E

CERTAIN INFORMATION APPLICABLE TO CLASS A, CLASS B, CLASS C, CLASS R, CLASS K,
             CLASS I AND ADVISOR CLASS SHARES OF INTERMEDIATE BOND

How to Buy Shares

Class A Shares

   Class A shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1,000,000.

Class B and Class C Shares

   Class B and Class C shares may be purchased through financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Advisor Class Shares

   You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

  . through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter;

  . through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

  . by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

   The Fund's Prospectuses have more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K and Class I Shares

   Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows:
Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class R shares are designed for group retirement plans with plan assets up to $10,000,000. Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets. Class K and Class I shares are sold without an initial sales charge.

   Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of the Adviser who invest at least $2,000,000 in a Fund and its affiliates.

   Class A, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Required Information

   The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a member firm of the Financial Industry Regulatory Authority.

General

   The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Different Share Class Expenses

   This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs. Please see below for a discussion of how CDSCs are calculated.

                           What is a Rule 12b-1 Fee?

       A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of stockholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of its Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

   The Fund has adopted plans under SEC Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares involved in the Acquisition is:

                                     Distribution and/or Service
                                       (Rule 12b-1) Fee (as a
                                       Percentage of Aggregate
                                      Average Daily Net Assets)
                                     ---------------------------
                Class A                          .30%
                Class B                         1.00%
                Class C                         1.00%
                Class R                          .50%
                Class K                          .25%
                Class I                         None
                Advisor Class                   None

   Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class B, Class C, and Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares

   Class A shares do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class B Shares - Deferred Sales Charge Alternative

   Class B shares do not have an initial sales charge. Your investment, however, is subject to a CDSC if you redeem within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                        Year Since Purchase       CDSC
                        -------------------       ----
                        First                     4.00%
                        Second                    3.00%
                        Third                     2.00%
                        Fourth                    1.00%
                        Fifth and thereafter      None

   If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of the CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

   Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative

   Class C shares may be purchased at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The one-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. Class C shares do not convert to any other class of shares of the Fund.

Class R, Class K and Class I Shares

   Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

Advisor Class Shares - Fee-Based Program Alternative

   You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

Distribution Arrangements for Group Retirement Plans

   The Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements that are different from those described in the Fund's Prospectus and SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in the Fund's Prospectus and SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Payments to Financial Intermediaries

   Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                       What is a Financial Intermediary?

       A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's stockholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

   In the case of Class A shares, the Fund's principal underwriter, or ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   In the case of Class B shares, ABI must pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

   In the case of Class C shares, ABI must pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

   In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

   In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

   Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  .   upfront sales commissions;

  .   Rule 12b-1 fees;

  .   additional distribution support;

  .   defrayal of costs for educational seminars and training; and

  . payments related to providing stockholder recordkeeping and/or transfer agency services.

Other Payments for Distribution Services and Educational Support

   In addition to the Rule 12b-1 fees described above, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employers in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firm's employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals.

   For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $22,000,000. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds.

   A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred" list. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and stockholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

   The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Fund's Prospectus.

   If one mutual fund sponsor makes greater distribution assistance payments than another, a financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

   As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      A.G. Edwards
      AIG Advisor Group
      Ameriprise Financial Services
      AXA Advisors
      Banc of America
      Cadaret Grant & Co.
      CCO Investment Services Corp.
      Charles Schwab
      Chase Investment Services
      Citicorp Investment Services
      Citigroup Global Markets
      Commonwealth Financial Network
      Donegal Securities
      Independent Financial Marketing Group
      ING Advisors Network
      Linsco/Private Ledger
      McDonald Investments
      Merrill Lynch
      MetLife Securities

      Morgan Stanley
      Mutual Service Corporation
      National Financial
      PFS Investments
      Raymond James
      RBC Dain Rauscher
      Robert W. Baird
      Securities America
      Signator Investors
      UBS AG
      UBS Financial Service
      Wachovia Securities
      Wells Fargo Investments

   Although the Fund may use brokers or other financial intermediaries who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

How to Exchange Shares

   You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone or through your financial intermediary. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern Time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

How to Sell or Redeem Shares

   You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your financial intermediary must receive your sales request by 4:00 p.m., Eastern Time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Frequent Purchases and Redemptions of Fund Shares

   The Fund's Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund stockholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any stockholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally

   While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, stockholders who engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term stockholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more stockholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

   A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a stockholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a stockholder's ability to engage in time zone arbitrage to the detriment of other Fund stockholders. This risk is generally not applicable to the Fund because it does not invest in foreign equity securities.

   A stockholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A stockholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in fixed-income securities, such as high yield bonds, asset-backed securities, or foreign fixed-income securities, that may be timely traded or traded infrequently.

Policy Regarding Short-term Trading

   Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

   Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

   Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

   Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Stockholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity

   A stockholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the stockholder did not intend to hold on a long-term basis or that may not be appropriate for the stockholder's risk profile. To rectify this situation, a stockholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the stockholder. To avoid this risk, a stockholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices

   Stockholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these stockholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

How the Fund Values Its Shares

   The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when stockholders will not be able to purchase or redeem their shares in the Fund.

   The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. The Fund may value securities using fair value prices based on independent pricing services or third party vendor modeling tools to the extent available.

   Subject to the Directors' oversight, the Fund's Directors have delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Directors, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

   Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

                                  APPENDIX F

                               OTHER INFORMATION

   The following information provides only a summary of the key features of the organizational structure and governing documents of the Funds. Each Fund is organized as a series of the same Maryland corporation. The Bylaw provisions that govern Bond Fund apply to U.S. Gov't and Intermediate Bond. Accordingly, there are no significant differences between U.S. Gov't and Intermediate Bond in terms of their corporate organizational structures.

General

   Each Fund has procedures available to its respective stockholders for calling stockholders' meetings and for the removal of directors. Under Maryland law, unless the charter provides otherwise (which Bond Fund's does not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. Under the Bylaws, stockholder-requested special meetings of stockholders for any other purpose shall be called by Bond Fund's Secretary only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

   For each Fund, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of stockholders of the Fund. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Funds

   The Funds' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of Bond Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Funds are organized as series of the same Maryland corporation and thus their stockholders have the same rights due to them under state law. The Funds are not required to, and do not, hold annual meetings of stockholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, U.S. Gov't and Intermediate Bond are required to hold a stockholder meeting if, among other reasons, the number of directors elected by stockholders is less than a majority of the total number of directors, or if a Fund seeks to change its fundamental investment policies.

Dividends and Distributions

   U.S. Gov't and Intermediate Bond have the same dividends and distributions policies. While each of U.S. Gov't and Intermediate Bond intends to distribute to its stockholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

   Each of U.S. Gov't's and Intermediate Bond's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A stockholder may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The stockholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

   The charter of Bond Fund generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

   Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Bond Fund's charter contains such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                  APPENDIX G

       FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION BETWEEN ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO, A SERIES OF ALLIANCEBERNSTEIN BOND
  FUND, INC., AND ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO, A SERIES OF
                       ALLIANCEBERNSTEIN BOND FUND, INC.

               AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

         RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                 ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO,
                 A SERIES OF ALLIANCEBERNSTEIN BOND FUND, INC.

                                     As of
                                August 15, 2007

   This Agreement and Plan of Acquisition and Liquidation (the "Acquisition Plan") is made as of this 15th day of August, 2007, by and between AllianceBernstein Intermediate Bond Portfolio ("Intermediate Bond"), a series of AllianceBernstein Bond Fund, Inc., a Maryland corporation, and
AllianceBernstein U.S. Government Portfolio (the "Acquired Fund"), a series of AllianceBernstein Bond Fund, Inc., a Maryland corporation.

   WHEREAS, Intermediate Bond and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

   WHEREAS, the parties desire that the Acquired Fund transfer all of the assets attributable to its Class A shares held by stockholders ("Stockholders") in exchange for Class A shares of equal net asset value of Intermediate Bond ("Class A Acquisition Shares"), transfer all of the assets attributable to its Class B shares held by Stockholders in exchange for Class B shares of equal net asset value of Intermediate Bond ("Class B Acquisition Shares"), transfer all of the assets attributable to its Class C shares held by Stockholders in exchange for Class C shares of equal net asset value of Intermediate Bond ("Class C Acquisition Shares"), transfer all of the assets attributable to its Advisor Class shares held by Stockholders in exchange for Advisor Class shares of equal net asset value of Intermediate Bond ("Advisor Class Acquisition Shares"), transfer all of the assets attributable to its Class R shares held by Stockholders in exchange for Class R shares of equal net asset value of Intermediate Bond ("Class R Acquisition Shares"), transfer all of the assets attributable to its Class K shares held by Stockholders in exchange for Class K shares of equal net asset value of Intermediate Bond ("Class K Acquisition Shares"), transfer all of the assets attributable to its Class I shares held by Stockholders in exchange for Class I shares of equal net asset value of Intermediate Bond ("Class I Acquisition Shares" and together with the Class A Acquisition Shares, Class B Acquisition Shares, Class C Acquisition Shares, Advisor Class Acquisition Shares, Class R Acquisition Shares, and Class K Acquisition Shares, the "Acquisition Shares") and distribute the Class A Acquisition Shares, Class B Acquisition Shares, Class C Acquisition Shares, Advisor Class Acquisition Shares, Class R Acquisition Shares, Class K Acquisition Shares, and Class I Acquisition Shares to Stockholders of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I, respectively, of the Acquired Fund (the "Acquisition"); and

   WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, Intermediate Bond and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

   Now, therefore, Intermediate Bond and the Acquired Fund agree as follows:

1. Definitions

   In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1934 Act                    Securities Exchange Act of 1934, as amended.

1933 Act                    Securities Act of 1933, as amended.

Assets                      All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims
                            (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables
                            (including dividend and interest receivables) owned by the Acquired
                            Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the
                            Acquired Fund's books.

Closing Date                Shall be on such date as the parties may agree.

Effective Time              5:00 p.m. Eastern time on the Closing Date, or such other time as the par-
                            ties may agree to in writing.

Financial Statements        The audited financial statements of the relevant Fund for its most re-
                            cently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund                        Intermediate Bond and/or the Acquired Fund, as the case may be.

Liabilities                 All liabilities, expenses and obligations of any kind whatsoever of the
                            Acquired Fund, whether known or unknown, accrued or unaccrued, abso-
                            lute or contingent or conditional or unmatured.

N-14 Registration Statement The Registration Statement of Intermediate Bond on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the
                            Acquisition.

Valuation Time              The close of regular session trading on the New York Stock Exchange
                            ("NYSE") on the Closing Date, when for purposes of the Acquisition
                            Plan, Intermediate Bond determines its net asset value per Acquisition
                            Share and the Acquired Fund determines the net value of the Assets.

NAV                         A Fund's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2. Regulatory Filings

   Intermediate Bond shall promptly prepare and file the N-14 Registration Statement with the SEC, and Intermediate Bond and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3. Transfer of the Acquired Fund's Assets

   Intermediate Bond and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

    (a)On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

    (b)Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing
       (a) all the excess of (i) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in the case of the Acquired Fund for the taxable year ending on September 30, 2007 and for the short taxable year beginning on October 1, 2007, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

    (c)At the Effective Time, the Acquired Fund shall assign, transfer, deliver and convey the Assets to Intermediate Bond, subject to the Liabilities. Intermediate Bond shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of Intermediate Bond, and (ii) the Liabilities at the Effective Time shall attach to Intermediate Bond, and shall be enforceable against Intermediate Bond to the same extent as if initially incurred by Intermediate Bond.

    (d)Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to Intermediate Bond. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of Intermediate Bond. Within a reasonable time after receipt of the list and prior to the Closing Date, Intermediate Bond will advise the Acquired Fund in writing of any investments shown on the list that Intermediate Bond has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if Intermediate Bond determines that, as a result of the Acquisition, Intermediate Bond would own an aggregate amount of an investment that would exceed a percentage limitation applicable to Intermediate Bond, Intermediate Bond will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

    (e)The Acquired Fund shall assign, transfer, deliver and convey the Assets to Intermediate Bond at the Effective Time on the following basis:

       (1)The value of the Assets less the Liabilities of the Acquired Fund attributable to shares of Class A held by Stockholders, shares of Class B held by Stockholders, shares of Class C held by Stockholders, shares of Advisor Class held by Stockholders, shares of Class R held by Stockholders, shares of Class K held by Stockholders, and shares of Class I held by Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, Intermediate Bond shall simultaneously issue and deliver to the Acquired Fund the number of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I Acquisition Shares so determined, rounded to the second decimal place or such other decimal place as the parties may agree to in writing;

       (2)The NAV of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I Acquisition Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with Intermediate Bond's then applicable valuation procedures, and the net value of the Assets to be conveyed to Intermediate Bond shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

       (3)The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for Intermediate Bond (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of Intermediate Bond, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by Intermediate Bond.

    (f)Promptly after the Closing Date, the Acquired Fund will deliver to Intermediate Bond a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

4. Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

   The Acquired Fund and Intermediate Bond also shall take the following steps, as applicable:

    (a)At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall terminate by transferring pro rata to its Stockholders of Class A of record Class A Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(1) of this Acquisition Plan; to its Stockholders of Class B of record Class B Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(1) of this Acquisition Plan; to its Stockholders of Class C of record Class C Acquisition Shares received by the Acquired Fund pursuant to
       Section 3(e)(1) of this Acquisition Plan; to its Stockholders of Advisor Class of record Advisor Class Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(1) of this Acquisition Plan; to its Stockholders of Class R of record Class R Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(1) of this Acquisition Plan; to its Stockholders of Class K of record Class K Acquisition Shares received by the Acquired Fund pursuant to
       Section 3(e)(1) of this Acquisition Plan; and to its Stockholders of Class I of record Class I Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(1) of this Acquisition Plan. Intermediate Bond shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund Stockholders and the types and amounts of Intermediate Bond shares that former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. Fractional Intermediate Bond shares shall be carried to the second decimal place. Intermediate Bond shall not issue certificates representing Intermediate Bond shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of Intermediate Bond's shares will be shown on the books of Intermediate Bond's transfer agent.

       Following distribution by the Acquired Fund to its Stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

    (b)At and after the Closing Date, the Acquired Fund shall provide Intermediate Bond and its transfer agent with immediate access to:
       (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and
       (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5. Certain Representations and Warranties of the Acquired Fund

   The Acquired Fund represents and warrants to Intermediate Bond as follows:

    (a)The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as an open-end management investment company under the 1940 Act and is duly registered with the SEC under the 1940 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b)The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

    (c)The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and will not, violate the Acquired Fund's Charter, its Bylaws or any material agreement to which the Acquired Fund is subject. The Acquired Fund does not need to take any other action to authorize its officers to effectuate this Acquisition Plan and the transactions contemplated herein.

    (d)The Acquired Fund has qualified as a regulated investment company under
       Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

    (e)The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f)The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

    (g)The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 3(b) hereof.

    (h)At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

    (i)The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to Intermediate Bond, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

    (j)To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

    (k)To the knowledge of the Acquired Fund, except as has been disclosed in writing to Intermediate Bond, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by this Acquisition Plan.

    (l)Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Acquisition Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, which if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

    (m)The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to Intermediate Bond, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (n)For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to the Acquired Fund for the remainder of its current taxable year beginning November 1, 2007, and will continue to apply through the Closing Date.

    (o)Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

    (p)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Intermediate Bond.

    (q)The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 3(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in paragraph 3(e)(1).

    (r)The Acquired Fund, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) have otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

6. Certain Representations and Warranties of Intermediate Bond

   Intermediate Bond represents and warrants to the Acquired Fund as follows:

    (a)Intermediate Bond is a series of a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Intermediate Bond is registered with the SEC as a series of an open-end management investment company under the 1940 Act and is duly registered with the SEC under the 1940 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b)Intermediate Bond shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (c)Intermediate Bond has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

    (d)The Board of Directors of Intermediate Bond has duly authorized execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of Intermediate Bond have executed and delivered this Acquisition Plan. This Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and the consummation of the transactions contemplated by this Acquisition Plan will not, violate the Charter of Intermediate Bond, its Bylaws or any material agreement to which Intermediate Bond is subject. Except for the approval of its Board, Intermediate Bond does not need to take any other action to authorize its officers to effectuate this Acquisition Plan and the transactions contemplated herein.

    (e)Intermediate Bond has qualified as a regulated investment company under
       Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

    (f)The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, at the Effective Time, insofar as it relates to Intermediate Bond, shall
       (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    (g)Intermediate Bond has duly authorized and validly issued all issued and outstanding shares of common stock of Intermediate Bond, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Intermediate Bond has duly authorized the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of Intermediate Bond referred to in Section 3(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares of Intermediate Bond shall be validly issued, fully paid and non-assessable, and no Stockholder of Intermediate Bond shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

    (h)To the knowledge of Intermediate Bond, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against Intermediate Bond or any of its properties or assets or any person whom Intermediate Bond may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that Intermediate Bond currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Intermediate Bond. Intermediate Bond is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Acquisition Plan.

    (i)Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, Intermediate Bond is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (j)Intermediate Bond has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of Intermediate Bond's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of Intermediate Bond's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. Intermediate Bond will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (k)For federal income tax purposes, Intermediate Bond qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to Intermediate Bond for the remainder of its current taxable year beginning November 1, 2007, and will continue to apply through the Closing Date.

    (l)The Financial Statements of Intermediate Bond, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of Intermediate Bond's most recent fiscal year-end and the results of Intermediate Bond's operations and changes in Intermediate Bond's net assets for the period indicated.

    (m)Since the date of the Financial Statements of Intermediate Bond, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

    (n)Intermediate Bond's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

    (o)Intermediate Bond will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7. Conditions to the Obligations of Intermediate Bond and the Acquired Fund

   The obligations of Intermediate Bond and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)Intermediate Bond and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of Intermediate Bond or the Acquired Fund, as applicable, in this Acquisition Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

    (b)Intermediate Bond and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Acquisition Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

    (c)There has been no material adverse change in the financial condition, results of operations, business, properties or assets of Intermediate Bond or the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

    (d)Intermediate Bond and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

       (1)the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Intermediate Bond and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (2)a Stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the Stockholder's shares of the Acquired Fund solely for Acquisition Shares;

       (3)neither the Acquired Fund nor Intermediate Bond will recognize any gain or loss upon the transfer of all of the Assets to Intermediate Bond in exchange for Acquisition Shares and the assumption by Intermediate Bond of the Liabilities pursuant to this Acquisition Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

       (4)the holding period and tax basis of the Assets acquired by Intermediate Bond will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

       (5)the aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Fund (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor, and increased by any gain recognized on the exchange;

       (6)the holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and

       (7)Intermediate Bond will succeed to the capital loss carryovers of the Acquired Fund but the use of Intermediate Bond's existing capital loss carryovers (as well as the carryovers of the Acquired Fund) may be subject to limitation under Section 383 of the Code after the Acquisition.

       The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

       Notwithstanding this subparagraph (d), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Acquisition Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (d).

    (e)The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Intermediate Bond, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

    (f)No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

    (g)The SEC shall not have issued any unfavorable advisory report under
       Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

    (h)Neither party shall have terminated this Acquisition Plan with respect to the Acquisition pursuant to Section 12 of this Acquisition Plan.

8. Conditions to the Obligations of the Acquired Fund

   The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to Intermediate Bond, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

       (1)Intermediate Bond is a series of a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a series of an open-end, management investment company registered under the 1940 Act;

       (2)This Acquisition Plan has been duly authorized, executed and delivered by Intermediate Bond and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Acquisition Plan is not material;

       (3)The Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I Acquisition Shares to be delivered as provided for by this Acquisition Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Intermediate Bond;

       (4)The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of Intermediate Bond, its Bylaws or any agreement of Intermediate Bond known to such counsel, after reasonable inquiry; and

       (5)To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the Maryland State Department of Assessments and Taxation ("SDAT"), is required for Intermediate Bond to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of Intermediate Bond.

       In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of Intermediate Bond as to factual matters.

    (b)Intermediate Bond shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9. Conditions to the Obligations of Intermediate Bond

   The obligations of Intermediate Bond with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)Intermediate Bond shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to Intermediate Bond and dated as of the Closing Date, substantially to the effect that:

       (1)The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

       (2)This Acquisition Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by Intermediate Bond, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Acquisition Plan is not material;

       (3)The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Acquisition Plan by the stockholders of Intermediate Bond is required under its Charter, Bylaws or applicable law; and

       (4)To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

       In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof,
       (iii) limit such opinion to applicable federal and state law,
       (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

    (b)Intermediate Bond shall have received a letter from the Adviser agreeing to indemnify Intermediate Bond in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to Intermediate Bond.

10.Closing

    (a)The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

    (b)In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or Intermediate Bond is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Acquisition Plan may be terminated by either the Acquired Fund or Intermediate Bond upon the giving of written notice to the other party.

    (c)Intermediate Bond will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of Intermediate Bond. After the Closing Date, Intermediate Bond will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

    (d)At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Acquisition Plan.

11.Survival of Representations and Warranties

   No representations, warranties or covenants in or pursuant to this Acquisition Plan (including certificates of officers) shall survive the completion of the transactions contemplated herein.

12.Termination of Acquisition Plan

   A majority of either Fund's Board of Directors may terminate this Acquisition Plan with respect to that Fund at any time before the applicable Effective Time if: (i) the Fund's conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its Stockholders and gives notice of such termination to the other party.

13.Governing Law

   This Acquisition Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.Brokerage Fees

   Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Acquisition Plan.

15.Amendments

   The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Acquisition Plan at any time. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

16.Waivers

   At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.Indemnification of Directors

   Intermediate Bond agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's Articles of Incorporation and Bylaws as in effect as of the date of this Acquisition Plan shall survive the Acquisition as obligations of Intermediate Bond and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against Intermediate Bond, its successors or assigns.

18.Cooperation and Further Assurances

   Each party will cooperate with the other in fulfilling its obligations under this Acquisition Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Acquisition Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.Updating of N-14 Registration Statement

   If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

20 Limitation on Liabilities

   The obligations of the Acquired Fund and Intermediate Bond shall not bind any of the directors, Stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or Intermediate Bond personally, but shall bind only the Acquired Fund or Intermediate Bond, as appropriate. The execution and delivery of this Acquisition Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or Intermediate Bond, as appropriate.

21.Termination of the Acquired Fund

   If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.Notices

   Any notice, report, statement, certificate or demand required or permitted by any provision of this Acquisition Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

   For the Acquired Fund:

             AllianceBernstein Bond Fund, Inc - AllianceBernstein U.S. Government Portfolio

             1345 Avenue of the Americas
             New York, New York 10105

             Attention: Secretary

   For Intermediate Bond:

             AllianceBernstein Bond Fund, Inc. - AllianceBernstein Intermediate Bond Portfolio

             1345 Avenue of the Americas
             New York, New York 10105

             Attention: Secretary

23.Expenses

   The Acquisition expenses shall be paid by AllianceBernstein Bond Fund, Inc.
- AllianceBernstein U.S. Government Portfolio and AllianceBernstein Bond Fund, Inc. - AllianceBernstein Intermediate Bond Portfolio on a relative net asset basis.

24.General

   This Acquisition Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Acquisition Plan are for reference only and shall not affect in any way the meaning or interpretation of this Acquisition Plan. Whenever the context so requires, the use in this Acquisition Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Acquisition Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Acquisition Plan. Neither party may assign or transfer any right or obligation under this Acquisition Plan without the written consent of the other party.

   In Witness Whereof, the parties hereto have executed this Acquisition Plan as of the day and year first above written.

AllianceBernstein Bond Fund, Inc - AllianceBernstein
  U.S. Government Portfolio

Attest:


-------------------------------------      By: -------------------------------------

Name:
       --------------------------------        Name:  --------------------------------

Title:
       --------------------------------        Title: --------------------------------

AllianceBernstein Bond Fund, Inc - AllianceBernstein
  Intermediate Bond Portfolio

Attest:


-------------------------------------      By: -------------------------------------

Name:
       --------------------------------        Name:  --------------------------------

Title:
       --------------------------------        Title: --------------------------------

                                  APPENDIX H

                                CAPITALIZATION

   The following table shows on an unaudited basis the capitalization of each of U.S. Gov't and Intermediate Bond as of April 30, 2007 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of U.S. Gov't by Intermediate Bond at net asset value as of April 30, 2007.

                                                                    Intermediate
                                        Intermediate   Pro Forma        Bond
                           U.S. Gov't       Bond      Adjustments  (pro forma)(a)
                          ------------- ------------- -----------  --------------
                             Class A       Class A                    Class A
                          ------------- -------------              --------------
Net Asset Value           $420,581,903   $44,573,939     (181,259)  $464,974,583
Shares outstanding          61,755,437     4,326,175  (20,924,901)    45,156,711
Net asset value per share $       6.81   $     10.30                $      10.30

                             Class B       Class B                    Class B
                          ------------- -------------              --------------
Net Asset Value           $ 63,640,497   $25,734,681      (35,113)  $ 89,340,065
Shares outstanding           9,345,340     2,499,498   (3,166,528)     8,684,315
Net asset value per share $       6.81   $     10.30                $      10.29

                             Class C       Class C                    Class C
                          ------------- -------------              --------------
Net Asset Value           $ 61,993,678   $ 9,411,692      (27,868)  $ 71,377,502
Shares outstanding           9,089,724       915,601   (3,059,382)     6,945,943
Net asset value per share $       6.82   $     10.28                $      10.28

                          Advisor Class Advisor Class              Advisor Class
                          ------------- -------------              --------------
Net Asset Value           $  5,558,827   $32,444,171      (15,289)  $ 37,987,709
Shares outstanding             814,956     3,149,078     (275,344)     3,688,690
Net asset value per share $       6.82   $     10.30                $      10.30

                             Class R       Class R                    Class R
                          ------------- -------------              --------------
Net Asset Value           $    102,412   $   636,340         (297)  $    738,455
Shares outstanding              15,032        61,786       (5,084)        71,735
Net asset value per share $       6.81   $     10.30                $      10.29

                             Class K       Class K                    Class K
                          ------------- -------------              --------------
Net Asset Value           $      9,804   $    10,074           (8)  $     19,870
Shares outstanding               1,440           977         (489)         1,928
Net asset value per share $       6.81   $     10.31                $      10.31

                             Class I       Class I                    Class I
                          ------------- -------------              --------------
Net Asset Value           $      9,700   $ 5,343,617       (2,167)  $  5,351,150
Shares outstanding               1,425       518,587         (483)       519,529
Net asset value per share $       6.81   $     10.30                $      10.30

--------
(a)Assumes the Acquisition was consummated on April 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of Intermediate Bond will be received by the stockholders of U.S. Gov't on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Intermediate Bond that actually will be received on or after such date.

                                  APPENDIX I

                               LEGAL PROCEEDINGS

   On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, AllianceBernstein Holding L.P. ("Holding"), AllianceBernstein Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, as amended, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

   Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 ("SEC Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order").

   On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

   On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the WV Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and moved to dismiss the Summary Order with the WV Securities Commissioner.

   It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

                                  APPENDIX J

                          SHARE OWNERSHIP INFORMATION

Shares Outstanding

   As of August 3, 2007 each Fund had the following number of shares of common stock outstanding.

                                          Number of Outstanding
                                                Shares of
                Fund               Class      Common Stock
                ----              ------- ---------------------
                U.S. Gov't           A         60,375,253
                                     B          7,796,768
                                     C          8,692,171
                                  Advisor         810,661
                                     R              6,117
                                     K             47,661
                                     I              1,425

                Intermediate Bond    A          3,913,574
                                     B          2,231,101
                                     C            940,238
                                  Advisor       3,207,303
                                     R             66,199
                                     K            640,705
                                     I            525,673

Ownership of Shares

   As of August 3, 2007, the Directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund. To the knowledge of each Fund, the following table shows the persons owning, as of August 3, 2007, either of record or beneficially, 5% or more of the outstanding shares of the Fund and the percentage of the combined fund's shares to be owned by the persons if the Acquisition had been consummated as of that date.

                                                                                Percentage of
                                            Number of        Percentage of    Outstanding Shares
                 Name and Address of    Outstanding Shares Outstanding Shares  of Combined Fund
Fund and Class       Stockholder          of Class Owned     of Class Owned      Class Owned
-------------- ------------------------ ------------------ ------------------ ------------------
  U.S. Gov't

  Class A      MLPF&S For the Sole          4,630,834             7.67%              6.98%
               Benefit of its Customers
               Attn: Fund
               Administration
               4800 Deer Lake Drive
               East 2/nd/ Floor
               Jacksonville,
               FL 32246-6484

  Class B      First Clearing LLC             422,577             5.42%              3.78%
               Special Custody
               Account FEBO
               Customer
               10750 Wheat First Drive
               Glen Allen,
               VA 23060-9245

                                                                                Percentage of
                                            Number of        Percentage of    Outstanding Shares
                 Name and Address of    Outstanding Shares Outstanding Shares  of Combined Fund
Fund and Class       Stockholder          of Class Owned     of Class Owned      Class Owned
-------------- ------------------------ ------------------ ------------------ ------------------
               Pershing LLC                   795,079            10.21%              7.12%
               P.O. Box 2052
               Jersey City,
               NJ 07303-2052

               MLPF&S For the Sole            504,600             6.48%              4.52%
               Benefit of its Customers
               Attn: Fund
               Administration
               4800 Deer Lake Drive
               East 2/nd/ Floor
               Jacksonville,
               FL 32246-6484

Class C        MLPF&S For the Sole          1,993,535            22.94%             19.72%
               Benefit of its Customers
               Attn: Fund
               Administration
               4800 Deer Lake Drive
               East 2/nd/ Floor
               Jacksonville,
               FL 32246-6484

               HO Chunk Nation              1,338,368            15.40%             13.24%
               Attn: Sharon Taylor
               P.O. Box 640
               Black River Falls,
               WI 54615-0640

Advisor Class  Frontier Trust Co. FBO         154,704            19.08%              2.74%
               Maurice S. Mandel
               Rollover IRA
               14 Hillside Avenue
               Port Washington,
               NY 11050-2747

               Trust For PSP For              622,622            76.80%             11.05%
               Employees of Alliance
               Capital Management
               L.P.
               Attn: Diana Marotta,
               Floor 31
               1345 Avenue of the
               Americas
               New York, NY 10105

Class R        Alliance Capital                 1,401            22.89%              1.32%
               Management L.P.
               Attn: Raymond Cardosi
               Seed Account
               1 N. Lexington Avenue
               White Plains,
               NY 10601-1712

                                                                                Percentage of
                                            Number of        Percentage of    Outstanding Shares
                 Name and Address of    Outstanding Shares Outstanding Shares  of Combined Fund
Fund and Class       Stockholder          of Class Owned     of Class Owned      Class Owned
-------------- ------------------------ ------------------ ------------------ ------------------
               Reliance Trust Co. Cust.       2,100               34.32%              1.99%
               FBO Chemic
               Laboratories Inc. 401(k)
               P.O. Box 48529
               Atlanta, GA 30362-1529

               MG Trust Trustee               1,559               25.48%              1.47%
               Shumate Tri-City LLC
               700 17/th/ Street,
               Suite 300
               Denver, CO 80202-3531

               MG Trust Co. Cust. FBO         628                 10.26%              0.59%
               Carolinas Net Care LLC
               700 17/th/ Street,
               Suite 300
               Denver, CO 80202-3531


   Class K     Union Bank of CA Trust         8,012               16.81%              0.79%
               Nominee
               Great Place to Work
               Institute Inc. 401(k)
               P.O. Box 85484
               San Diego,
               CA 92186-5484

               Union Bank of CA Trust         19,679              41.29%              1.95%
               Nominee
               Intergro Inc. 401(k)
               Savings Retirement Plan
               P.O. Box 85484
               San Diego,
               CA 92186-5484

               Union Bank of CA Trust         12,649              26.54%              1.25%
               Nominee
               Minnesota Surgical
               Associates PA 401(k) PSP
               P.O. Box 85484
               San Diego,
               CA 92186-5484

               Union Bank of CA Trust         3,352               7.03%               0.33%
               Nominee
               Carlyle Group Ltd.
               401(k) Plan
               P.O. Box 85484
               San Diego,
               CA 92186-5484

                                                                                   Percentage of
                                               Number of        Percentage of    Outstanding Shares
                    Name and Address of    Outstanding Shares Outstanding Shares  of Combined Fund
Fund and Class          Stockholder          of Class Owned     of Class Owned      Class Owned
--------------    ------------------------ ------------------ ------------------ ------------------
Class I           Alliance Capital                1,425             100.00%             0.18%
                  Management L.P.
                  Attn: Raymond Cardosi
                  Seed Account
                  1 N. Lexington Avenue
                  White Plains,
                  NY 10601-1712
Intermediate Bond

Class A           MLPF&S For the Sole           711,244              18.18%             1.61%
                  Benefit of its Customers
                  Attn: Fund
                  Administration
                  4800 Deer Lake Drive
                  East 2/nd/ Floor
                  Jacksonville,
                  FL 32246-6484

                  Pershing LLC                  289,094               7.39%             0.65%
                  P.O. Box 2052
                  Jersey City,
                  NJ 07303-2052

Class B           First Clearing LLC            128,895               5.78%             1.73%
                  Special Custody
                  Account FEBO
                  Customer
                  10750 Wheat First Drive
                  Glen Allen,
                  VA 23060-9245

                  MLPF&S For the Sole           120,370               5.40%             1.62%
                  Benefit of its Customers
                  Attn: Fund
                  Administration
                  4800 Deer Lake Drive
                  East 2/nd/ Floor
                  Jacksonville,
                  FL 32246-6484

                  Pershing LLC                  296,376              13.30%             3.99%
                  P.O. Box 2052
                  Jersey City,
                  NJ 07303-2052

Class C           MLPF&S For the Sole           287,343              30.64%             4.27%
                  Benefit of its Customers
                  Attn: Fund
                  Administration
                  4800 Deer Lake Drive
                  East 2/nd/ Floor
                  Jacksonville,
                  FL 32246-6484

                                                                              Percentage of
                                          Number of        Percentage of    Outstanding Shares
                Name and Address of   Outstanding Shares Outstanding Shares  of Combined Fund
Fund and Class      Stockholder         of Class Owned     of Class Owned      Class Owned
-------------- ---------------------- ------------------ ------------------ ------------------
               Pershing LLC                 108,070            11.52%              0.01%
               P.O. Box 2052
               Jersey City,
               NJ 07303-2052

Advisor Class  CollegeBound Fund          3,176,834            99.18%             84.80%
               CBF- Quality Bond
               Fund
               Customized Allocation
               529 Plan
               1345 Avenue of the
               Americas
               New York,
               NY 10105-0302

Class R        Counsel Trust DBA Mid          3,315             5.01%              4.72%
               Atlantic Trust Co. FBO
               Ohio Agribusiness
               Association 401(k) PSP
               & Trust
               1251 Waterfront Place,
               Suite 525
               Pittsburgh,
               PA 15222-4228

               Merrill Lynch                 60,918            92.02%             86.70%
               Attn: Fund
               Administration
               4800 Deer Lake Drive
               East 2/nd/ Floor
               Jacksonville,
               FL 32246-6484

Class K        Union Bank of CA Trust        51,330             8.01%              7.63%
               Nominee
               Minnesota Surgical
               Associates PA 401(k)
               PSP
               P.O. Box 85484
               San Diego,
               CA 92186-5484

               Union Bank of CA Trust       312,042            48.72%             46.41%
               Nominee
               Englewood Surgical
               Associates PA PSP
               P.O. Box 85484
               San Diego,
               CA 92186-5484

                                                                              Percentage of
                                          Number of        Percentage of    Outstanding Shares
                Name and Address of   Outstanding Shares Outstanding Shares  of Combined Fund
Fund and Class      Stockholder         of Class Owned     of Class Owned      Class Owned
-------------- ---------------------- ------------------ ------------------ ------------------
               Union Bank of CA Trust      130,357             20.35%             19.39%
               Nominee
               Muncie Surgical
               Associates Inc. PSP
               P.O. Box 85484
               San Diego,
               CA 92186-5484

               Union Bank of CA Trust       33,047              5.16%              4.91%
               Nominee
               Highland Park Medical
               Associates PC 401(k)
               PSP
               P.O. Box 85484
               San Diego,
               CA 92186-5484

   Class I     Union Bank of CA Trust      373,371             73.38%             70.90%
               Nominee
               Associated Radiologist
               PA 401(k) PSP
               P.O. Box 85484
               San Diego,
               CA 92186-5484

               Union Bank of CA Trust      129,200             25.39%             24.53%
               Nominee
               Minnesota Surgical
               Associates PA 401(k)
               PSP
               P.O. Box 85484
               San Diego,
               CA 92186-5484

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  APPENDIX K

                             FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by Ernst & Young LLP, the independent registered public accounting firm for both Intermediate Bond and U.S. Gov't as of the end of the Funds' last fiscal year, whose reports, along with each Fund's financial statements, are included in the Funds' annual report and available upon request.

                                  U.S. Gov't

                                     Income from Investment Operations        Less: Dividends and Distributions
                                   -------------------------------------  ------------------------------------------
                                                             Net Increase
                         Net Asset             Net Realized   (Decrease)  Dividends  Distributions   Distributions
                          Value,      Net     and Unrealized in Net Asset  from Net   in Excess of      from Net
                         Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain on
Fiscal Year or Period    of Period Income(a)   Investments    Operations    Income       Income        Investment
---------------------    --------- ---------- -------------- ------------ ---------- -------------- ----------------
U.S. Government
Class A
Six months ended 3/31/07
 (unaudited)               $6.84      $.14        $(.03)        $ .11       $(.15)       $0.00           $0.00
Year Ended 9/30/06          6.98       .30         (.13)          .17        (.31)        0.00            0.00
Year Ended 9/30/05          7.11       .28         (.12)          .16        (.29)        0.00            0.00
Year Ended 9/30/04          7.27       .30(g)      (.13)          .17        (.33)        0.00            0.00
7/1/03 to 9/30/03(i)        7.49       .06         (.20)         (.14)       (.08)        0.00            0.00
Year Ended 6/30/03          7.21       .27          .35           .62        (.34)        0.00            0.00
Year Ended 6/30/02(j)       7.14       .37          .13           .50        (.37)        (.03)           0.00

Class B
Six months ended 3/31/07
 (unaudited)               $6.84      $.12        $(.04)        $ .08       $(.12)       $0.00           $0.00
Year Ended 9/30/06          6.98       .24         (.12)          .12        (.26)        0.00            0.00
Year Ended 9/30/05          7.11       .23         (.12)          .11        (.24)        0.00            0.00
Year Ended 9/30/04          7.27       .25(g)      (.13)          .12        (.28)        0.00            0.00
7/1/03 to 9/30/03(i)        7.49       .05         (.20)         (.15)       (.07)        0.00            0.00
Year Ended 6/30/03          7.21       .22          .35           .57        (.29)        0.00            0.00
Year Ended 6/30/02(j)       7.14       .32          .13           .45        (.32)        (.03)           0.00

Class C
Six months ended 3/31/07
 (unaudited)               $6.85      $.12        $(.03)        $ .09       $(.13)       $0.00           $0.00
Year Ended 9/30/06          6.99       .25         (.12)          .13        (.27)        0.00            0.00
Year Ended 9/30/05          7.12       .23         (.12)          .11        (.24)        0.00            0.00
Year Ended 9/30/04          7.28       .25(g)      (.13)          .12        (.28)        0.00            0.00
7/1/03 to 9/30/03(i)        7.50       .05         (.20)         (.15)       (.07)        0.00            0.00
Year Ended 6/30/03          7.22       .22          .35           .57        (.29)        0.00            0.00
Year Ended 6/30/02(j)       7.15       .32          .13           .45        (.32)        (.03)           0.00

Advisor Class
Six months ended 3/31/07
 (unaudited)               $6.85      $.15        $(.03)        $ .12       $(.16)       $0.00           $0.00
Year Ended 9/30/06          7.00       .31         (.12)          .19        (.34)        0.00            0.00
Year Ended 9/30/05          7.12       .30         (.11)          .19        (.31)        0.00            0.00
Year Ended 9/30/04          7.28       .32(g)      (.12)          .20        (.36)        0.00            0.00
7/1/03 to 9/30/03(i)        7.50       .07         (.20)         (.13)       (.09)        0.00            0.00
Year Ended 6/30/03          7.21       .29          .37           .66        (.37)        0.00            0.00
Year Ended 6/30/02(j)       7.14       .39          .13           .52        (.39)        (.03)           0.00

--------
See footnotes on pages 82 and 83.

 Less: Distributions                                         Ratios/Supplemental Data
--------------------                         -------------------------------------------------------
                                   Total                                       Ratio of Net
  Tax       Total     Net Asset  Investment                     Ratio of        Investment
Return    Dividends    Value,   Return Based   Net Assets,      Expenses          Income    Portfolio
  of         and       End of   on Net Asset  End of Period    to Average       to Average  Turnover
Capital Distributions  Period     Value(b)   (000's Omitted)   Net Assets       Net Assets    Rate
------- ------------- --------- ------------ --------------- ----------        ------------ ---------

$0.00       $(.15)      $6.80       1.62%       $425,889        1.20%(c)(d)(e)     4.22%(e)     130%
 0.00        (.31)       6.84       2.60         457,168        1.04(f)            4.33(f)      159
 0.00        (.29)       6.98       2.31         543,547        1.30(c)            3.90         166
 0.00        (.33)       7.11       2.49         626,183        1.34(c)(h)         4.23(g)      150
 0.00        (.08)       7.27      (1.80)        811,376        1.18(c)(e)         3.43(e)      241
 0.00        (.34)       7.49       8.82         889,115        1.10(c)            3.64         976
 (.03)       (.43)       7.21       7.11         865,739        1.23(c)            5.15       1,009


$0.00       $(.12)      $6.80       1.25%       $ 64,748        1.95%(c)(d)(e)     3.47%(e)     130%
 0.00        (.26)       6.84       1.86          81,834        1.79(f)            3.59(f)      159
 0.00        (.24)       6.98       1.57         138,856        2.02(c)            3.20         166
 0.00        (.28)       7.11       1.74         229,823        2.07(c)(h)         3.55(g)      150
 0.00        (.07)       7.27      (1.98)        399,040        1.90(c)(e)         2.75(e)      241
 0.00        (.29)       7.49       8.07         495,606        1.82(c)            2.95         976
 (.03)       (.38)       7.21       6.36         400,221        1.93(c)            4.41       1,009


$0.00       $(.13)      $6.81       1.25%       $ 62,150        1.93%(c)(d)(e)     3.49%(e)     130%
 0.00        (.27)       6.85       1.87          66,796        1.76(f)            3.60(f)      159
 0.00        (.24)       6.99       1.58          84,303        2.02(c)            3.19         166
 0.00        (.28)       7.12       1.73         107,003        2.06(c)(h)         3.56(g)      150
 0.00        (.07)       7.28      (1.98)        167,359        1.89(c)(e)         2.76(e)      241
 0.00        (.29)       7.50       8.06         204,006        1.81(c)            2.96         976
 (.03)       (.38)       7.22       6.35         202,030        1.93(c)            4.42       1,009


$0.00       $(.16)      $6.81       1.77%       $  5,517         .90%(c)(d)(e)     4.52%(e)     130%
 0.00        (.34)       6.85       2.75           5,259         .74(f)            4.61(f)      159
 0.00        (.31)       7.00       2.76           5,981         .94(c)            4.11         166
 0.00        (.36)       7.12       2.82         247,020        1.02(c)(h)         4.52(g)      150
 0.00        (.09)       7.28      (1.72)        204,108         .89(c)(e)         3.72(e)      241
 0.00        (.37)       7.50       9.29         197,649         .81(c)            3.96         976
 (.03)       (.45)       7.21       7.41         177,834         .89(c)            5.41       1,009

                                  U.S. Gov't

                                     Income from Investment Operations        Less: Dividends and Distributions
                                   -------------------------------------- ------------------------------------------
                                                             Net Increase
                         Net Asset             Net Realized   (Decrease)  Dividends  Distributions   Distributions
                          Value,      Net     and Unrealized in Net Asset  from Net   in Excess of      from Net
                         Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain on
Fiscal Year or Period    of Period Income(a)   Investments    Operations    Income       Income        Investment
---------------------    --------- ---------- -------------- ------------ ---------- -------------- ----------------
U.S. Government
Class R
Six months ended 3/31/07
  (unaudited)              $6.84      $.14        $(.03)         $.11       $(.14)       $0.00           $0.00
Year Ended 9/30/06          6.98       .27         (.12)          .15        (.29)        0.00            0.00
Year Ended 9/30/05          7.11       .26         (.11)          .15        (.28)        0.00            0.00
11/03/03(k) to 9/30/04      7.14       .26(g)      0.00           .26        (.29)        0.00            0.00

Class K
Six months ended 3/31/07
  (unaudited)              $6.84      $.15        $(.03)         $.12       $(.16)       $0.00           $0.00
Year Ended 9/30/06          6.98       .30         (.13)          .17        (.31)        0.00            0.00
03/01/03(k) to 9/30/05      7.02       .16         (.03)          .13        (.17)        0.00            0.00

Class I
Six months ended 3/31/07
  (unaudited)              $6.84      $.16        $(.03)         $.13       $(.17)       $0.00           $0.00
Year Ended 9/30/06          6.98       .32         (.13)          .19        (.33)        0.00            0.00
03/01/05(k) to 9/30/05      7.02       .17         (.03)          .14        (.18)        0.00            0.00

--------
See footnotes on pages 82 and 83.

 Less Distributions                                             Ratios/Supplemental Data
--------------------                         -------------------------------------------------------------
                                   Total                                       Ratio of Net
  Tax       Total     Net Asset  Investment                     Ratio of        Investment
Return    Dividends    Value,   Return Based   Net Assets,      Expenses          Income
  of         and       End of   on Net Asset  End of Period    to Average       to Average      Portfolio
Capital Distributions  Period     Value(b)   (000's Omitted)   Net Assets       Net Assets    Turnover Rate
------- ------------- --------- ------------ --------------- ----------        ------------   -------------

$0.00       $(.14)      $6.81       1.65%         $104          1.38%(c)(d)(e)     4.07%(e)        130%
 0.00        (.29)       6.84       2.26            35          1.34(c)(f)         4.03(f)         159
 0.00        (.28)       6.98       2.14            25          1.49               3.68            166
 0.00        (.29)       7.11       3.72            16          1.48(e)            4.08(e)(g)      150


$0.00       $(.16)      $6.80       1.72%         $ 10           .98%(c)(e)        4.42%(e)        130%
 0.00        (.31)       6.84       2.57            10          1.02(f)            4.34(f)         159
 0.00        (.17)       6.98       1.79            10          1.17(c)(e)         3.79(e)         166


$0.00       $(.17)      $6.80       1.86%         $ 10           .76%(c)(e)        4.67%(e)        130%
 0.00        (.33)       6.84       2.89            10           .75(f)            4.62(f)         159
 0.00        (.18)       6.98       1.97            10           .89(c)(e)         4.10(e)         166

                               Intermediate Bond

                                      Income from Investment Operations          Less: Dividends and Distributions
                                   --------------------------------------  --------------------------------------------
                                                             Net Increase
                         Net Asset             Net Realized  (Decrease) in                Distributions in Distributions
                          Value,      Net     and Unrealized   Net Asset   Dividends from  Excess of Net     from Net
                         Beginning Investment Gain (Loss) on  Value from   Net Investment    Investment    Realized Gain
Fiscal Year or Period    of Period Income(a)   Investments    Operations       Income          Income      on Investment
---------------------    --------- ---------- -------------- ------------- -------------- ---------------- -------------
Intermediate Bond
Class A
Six months ended 4/30/07
  (unaudited)             $10.18      $.21(g)     $ .12          $ .33         $(.21)          $0.00           $0.00
Year Ended 10/31/06        10.15       .41(g)       .04            .45          (.42)           0.00            0.00
Year Ended 10/31/05        10.43       .37(g)      (.28)           .09          (.37)           0.00            0.00
Year Ended 10/31/04        10.56       .33(g)       .15            .48          (.38)           0.00            (.23)
7/1/03 to 10/31/03(i)      10.82       .12(g)      (.25)          (.13)         (.13)           0.00            0.00
Year Ended 6/30/03         10.25       .33(g)       .66            .99          (.42)           0.00            0.00
Year Ended 6/30/02(j)      10.22       .46(g)       .17            .63          (.46)           (.10)           (.01)

Class B
Six months ended 4/30/07
  (unaudited)             $10.18      $.18(g)     $ .12          $ .30         $(.18)          $0.00           $0.00
Year Ended 10/31/06        10.15       .38(g)       .04            .42          (.39)           0.00            0.00
Year Ended 10/31/05        10.42       .29(g)      (.25)           .04          (.31)           0.00            0.00
Year Ended 10/31/04        10.55       .27(g)       .14            .41          (.31)           0.00            (.23)
7/1/03 to 10/31/03(i)      10.81       .09(g)      (.25)          (.16)         (.10)           0.00            0.00
Year Ended 6/30/03         10.24       .26(g)       .66            .92          (.35)           0.00            0.00
Year Ended 6/30/02(j)      10.21       .38(g)       .16            .54          (.38)           (.09)           (.01)

Class C
Six months ended 4/30/07
  (unaudited)             $10.16      $.17(g)     $ .12          $ .29         $(.17)          $0.00           $0.00
Year Ended 10/31/06        10.13       .34(g)       .04            .38          (.35)           0.00            0.00
Year Ended 10/31/05        10.40       .29(g)      (.26)           .03          (.30)           0.00            0.00
Year Ended 10/31/04        10.53       .27(g)       .14            .41          (.31)           0.00            (.23)
7/1/03 to 10/31/03(i)      10.79       .09(g)      (.25)          (.16)         (.10)           0.00            0.00
Year Ended 6/30/03         10.23       .26(g)       .65            .91          (.35)           0.00            0.00
Year Ended 6/30/02(j)      10.19       .38(g)       .17            .55          (.38)           (.09)           (.01)

Advisor Class
Six months ended 4/30/07
  (unaudited)             $10.18      $.22(g)     $ .12          $ .34         $(.22)          $0.00           $0.00
Year Ended 10/31/06        10.15       .44(g)       .04            .48          (.45)           0.00            0.00
Year Ended 10/31/05        10.43       .39(g)      (.26)           .13          (.41)           0.00            0.00
Year Ended 10/31/04        10.55       .36(g)       .16            .52          (.41)           0.00            (.23)
7/1/03 to 10/31/03(i)      10.82       .13(g)      (.26)          (.13)         (.14)           0.00            0.00
Year Ended 6/30/03         10.25       .36(g)       .66           1.02          (.45)           0.00            0.00
Year Ended 6/30/02(j)      10.22       .48(g)       .18            .66          (.48)           (.11)           (.01)

--------
See footnotes on pages 82 and 83.

        Less Distributions                                                   Ratios/Supplemental Data
----------------------------------                         -----------------------------------------------------------
Distributions                                    Total                                    Ratio of Net
in Excess of    Tax       Total     Net Asset  Investment                   Ratio of       Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,    Expenses         Income
   Gain on      of         and       End of   on Net Asset  End of Period  to Average      to Average       Portfolio
 Investments  Capital Distributions  Period     Value(b)   (000's Omitted) Net Assets      Net Assets     Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------     ------------    -------------
    $0.00      $0.00      $(.21)     $10.30       3.22%       $ 44,574         .99%(e)(l)     4.07%(e)(g)       98%
     0.00       0.00       (.42)      10.18       4.51          44,409         .98(l)         4.08(f)(g)       446
     0.00       0.00       (.37)      10.15        .90          52,430         .98(l)         3.53(g)          935
     0.00       0.00       (.61)      10.43       4.66          56,778         .98(l)         3.21(g)          658
     0.00       0.00       (.13)      10.56      (1.20)         68,213         .98(e)(l)      2.60(e)(g)       199
     0.00       0.00       (.42)      10.82       9.87          76,565         .98(l)         3.08(g)          867
     (.03)      0.00       (.60)      10.25       6.23          44,852         .98(l)         4.39(g)          573

    $0.00      $0.00      $(.18)     $10.30       2.97%       $ 25,735        1.49%(e)(l)     3.58%(e)(g)       98%
     0.00       0.00       (.39)      10.18       4.20          30,154        1.33(l)         3.75(f)(g)       446
     0.00       0.00       (.31)      10.15        .30          44,944        1.68(l)         2.82(g)          935
     0.00       0.00       (.54)      10.42       3.93          66,635        1.68(l)         2.59(g)          658
     0.00       0.00       (.10)      10.55      (1.44)         96,033        1.68(e)(l)      2.01(e)(g)       199
     0.00       0.00       (.35)      10.81       9.12         113,233        1.68(l)         2.41(g)          867
     (.03)      0.00       (.51)      10.24       5.52          50,354        1.68(l)         3.70(g)          573

    $0.00      $0.00      $(.17)     $10.28       2.87%       $  9,412        1.69%(e)(l)     3.39%(e)(g)       98%
     0.00       0.00       (.35)      10.16       3.80           9,874        1.68(l)         3.40(f)(g)       446
     0.00       0.00       (.30)      10.13        .30          15,689        1.68(l)         2.84(g)          935
     0.00       0.00       (.54)      10.40       3.93          19,008        1.68(l)         2.60(g)          658
     0.00       0.00       (.10)      10.53      (1.44)         26,021        1.68(e)(l)      2.03(e)(g)       199
     0.00       0.00       (.35)      10.79       9.03          26,445        1.68(l)         2.41(g)          867
     (.03)      0.00       (.51)      10.23       5.63          16,131        1.68(l)         3.71(g)          573

    $0.00      $0.00      $(.22)     $10.30       3.38%       $ 32,444         .69%(e)(l)     4.37%(e)(g)       98%
     0.00       0.00       (.45)      10.18       4.83          29,966         .68(l)         4.38(f)(g)       446
     0.00       0.00       (.41)      10.15       1.20          29,576         .68(l)         3.72(g)          935
     0.00       0.00       (.64)      10.43       5.08         309,690         .68(l)         3.47(g)          658
     0.00       0.00       (.14)      10.55      (1.19)        258,747         .68(e)(l)      2.87(e)(g)       199
     0.00       0.00       (.45)      10.82      10.20         246,127         .68(l)         3.39(g)          867
     (.03)      0.00       (.63)      10.25       6.57         185,071         .68(l)         4.69(g)          573

                               Intermediate Bond

                                      Income from Investment Operations      Less: Dividends and Distributions
                                   --------------------------------------- -------------------------------------
                                                             Net Increase             Distributions
                         Net Asset             Net Realized  (Decrease) in Dividends  in Excess of  Distributions
                          Value,      Net     and Unrealized   Net Asset    from Net       Net        from Net
                         Beginning Investment Gain (Loss) on  Value from   Investment  Investment   Realized Gain
Fiscal Year or Period    of Period Income(a)   Investments    Operations     Income      Income     on Investment
---------------------    --------- ---------- -------------- ------------- ---------- ------------- -------------
Intermediate Bond
Class R
Six months Ended 4/30/07
  (Unaudited)             $10.18      $.21(g)     $ .10          $.31        $(.19)       $0.00         $0.00
Year Ended 10/31/06        10.15       .39(g)       .04           .43         (.40)        0.00          0.00
Year Ended 10/31/05        10.42       .34(g)      (.26)          .08         (.35)        0.00          0.00
11/03/03(k) to 10/31/04    10.53       .33(g)       .15           .48         (.36)        0.00          (.23)

Class K
Six months Ended 4/30/07
  (Unaudited)             $10.19      $.21(g)     $ .12          $.33        $(.21)       $0.00         $0.00
Year Ended 10/31/06        10.16       .42(g)       .03           .45         (.42)        0.00          0.00
03/01/05(k) to 10/31/05    10.34       .26(g)      (.17)          .09         (.27)        0.00          0.00

Class I
Six months Ended 4/30/07
  (Unaudited)             $10.18      $.22(g)     $ .12          $.34        $(.22)       $0.00         $0.00
Year Ended 10/31/06        10.16       .44(g)       .03           .47         (.45)        0.00          0.00
03/01/05(k) to 10/31/05    10.34       .27(g)      (.17)          .10         (.28)        0.00          0.00

--------
See footnotes on pages 82 and 83.

        Less Distributions                                                  Ratios/Supplemental Data
----------------------------------                         ----------------------------------------------------------
Distributions                                    Total                                    Ratio of Net
In Excess of    Tax       Total     Net Asset  Investment                   Ratio of       Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,    Expenses         Income
   Gain on      of         and       End of   on Net Asset  End of Period  to Average      to Average      Portfolio
 Investments  Capital Distributions  Period     Value(b)   (000's Omitted) Net Assets      Net Assets    Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------     ------------   -------------
   $0.00       $0.00      $(.19)     $10.30       3.11%        $  636         1.19%(e)(l)     3.85%(e)         98%
    0.00        0.00       (.40)      10.18       4.31             13         1.18(f)(l)      3.89(f)(g)      446
    0.00        0.00       (.35)      10.15        .81             13         1.18(f)(l)      3.31(g)         935
    0.00        0.00       (.59)      10.42       4.63             16         1.18(e)(l)      2.98(e)(g)      658


   $0.00       $0.00      $(.21)     $10.31       3.23%        $   10          .94%(e)(l)     4.11%(e)         98%
    0.00        0.00       (.42)      10.19       4.54             10          .93(f)(l)      4.13(f)(g)      446
    0.00        0.00       (.27)      10.16        .82             10          .93(e)(l)      3.76(e)(g)      935


   $0.00       $0.00      $(.22)     $10.30       3.38%        $5,344          .69%(e)(l)     4.37%(e)         98%
    0.00        0.00       (.45)      10.18       4.71          5,913          .68(f)(l)      4.37(f)(g)      446
    0.00        0.00       (.28)      10.16        .97             10          .68(e)(l)      3.98(e)(g)      935

--------
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(c)Includes interest expense. If the following Fund had borne all expenses excluding interest expense, the ratio of expenses to average net assets would have been as follows:

                  Six Months Ended
                      3/31/07                          September
                    (unaudited)*    2006   2005  2004    2003**  2003  2002
                  ---------------- ----    ----  ----  --------- ----  ----
    U.S. Gov't
    Class A             1.05%      1.00%   1.06% 1.10%   1.11%   1.09% 1.09%
    Class B             1.80       1.75    1.78  1.83    1.83    1.81  1.80
    Class C             1.77       1.72    1.77  1.82    1.83    1.80  1.79
    Advisor Class        .74       0.70    0.72  0.79    0.81    0.80  0.81
    Class R             1.28       1.31*** 1.25  1.27     n/a     n/a   n/a
    Class K              .82        .98***  .95   n/a     n/a     n/a   n/a
    Class I              .61        .71***  .68   n/a     n/a     n/a   n/a

*  Annualized.
** Change in fiscal year end.
***This ratio includes expenses attributable to costs of proxy solicitation.
--------
(d)Net of waiver/reimbursements. Before waivers/reimbursements, but including interest expense, the ratio of expenses to average net assets would have been as follows:

                  Six Months Ended
                      3/31/07                          September
                    (unaudited)*    2006   2005  2004    2003**  2003  2002
                  ---------------- ----    ----  ----  --------- ----  ----
    U.S. Gov't
    Class A             1.20%      1.04%   1.30% 1.39%   1.18%   1.10% 1.23%
    Class B             1.95       1.79    2.02  2.13    1.90    1.82  1.93
    Class C             1.93       1.76    2.02  2.11    1.89    1.81  1.93
    Advisor Class        .90        .74     .94  1.08     .89     .81   .89
    Class R             1.38       1.34*** 1.49  1.54     n/a     n/a   n/a

*  Annualized.
** Change in fiscal year end.
***This ratio includes expenses attributable to costs of proxy solicitation.
--------
(e)Annualized.
(f)This ratio includes expenses attributable to costs of proxy solicitation.
(g)Net of fees waived and expenses reimbursed by the Adviser.
(h)Net of fees waived by the Adviser. If the following Fund had borne all expenses for the respective year ends, the expense ratios would have been as follows:

                                            2004
                                            ----
                              U.S. Gov't
                              Class A       1.39%
                              Class B       2.13
                              Class C       2.11
                              Advisor Class 1.08
                              Class R       1.54*

*  Annualized.
--------
(i)Change in fiscal year end.
(j)As required, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For each Fund, the effective date and impact of this change to each class of shares is as follows:

                                                                                                   Increase
                                                                                                (Decrease) in  Decrease in Ratio of
                                                                                                 Net Realized  Net Investment Income
                                                                                  Decrease in   and Unrealized to Average Net
                                                                                 Net Investment Gain (Loss) on   Assets:
                                                                       Effective   Income per    Investments   --------------------
                                                                         Date        Share        per Share    From:       To:
                                                                       --------- -------------- -------------- -----        ----
U.S. Gov't                                                              7/1/01
Class A                                                                              $(0.03)        $0.03      5.56%      5.15%
Class B                                                                               (0.03)         0.03      4.82%      4.41%
Class C                                                                               (0.03)         0.03      4.83%      4.42%
Advisor Class                                                                         (0.03)         0.03      5.81%      5.41%
Intermediate Bond                                                       7/1/01
Class A                                                                               (0.05)         0.05      4.93%      4.39%
Class B                                                                               (0.05)         0.05      4.24%      3.70%
Class C                                                                               (0.05)         0.05      4.25%      3.71%
Advisor Class                                                                         (0.06)         0.06      5.24%      4.69%
Per share, ratios and supplemental data for periods prior to the effective date have not been restated to reflect these changes in presentation.

--------
(k)Commencement of distribution.
(l)Net of expenses assumed and/or waived/reimbursed. If the following Fund had borne all expenses for the respective years ended, the expense ratios would have been as follows:

                    Six months ended
                        3/31/07                         September
                      (unaudited)*   2006   2005  2004   2003**   2003  2002
                    ---------------- ----  ----   ----  --------- ----  ----
  Intermediate Bond
  Class A                 1.52%      1.34% 1.31%  1.26%   1.33%   1.32% 1.48%
  Class B                 2.27%      2.10% 2.02%  2.00%   2.06%   2.05% 2.19%
  Class C                 2.24%      2.07% 2.03%  1.99%   2.06%   2.03% 2.19%
  Advisor Class           1.22%      1.02%  .84%   .96%   1.03%   1.20% 1.20%
  Class R                 1.66%      1.57% 1.40%  1.45%
  Class K                 1.22%      1.27% 1.15%*
  Class I                 1.07%       .88%  .89%*

*  Annualized.
** Change in fiscal year end.

                        ALLIANCEBERNSTEIN BOND FUND, INC.
                 - ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672


                       STATEMENT OF ADDITIONAL INFORMATION
                               September 18, 2007


     This Statement of Additional Information (the "SAI") relates to the acquisition (the "Acquisition") of all of the assets and liabilities of AllianceBernstein U.S. Government Portfolio ("U.S. Gov't"), a series of AllianceBernstein Bond Fund, Inc., by AllianceBernstein Intermediate Bond Portfolio ("Intermediate Bond").

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus dated September 18, 2007 (the "Prospectus") of Intermediate Bond which relates to the Acquisition. As described in the Prospectus, the Acquisition would involve the transfer of all the assets of U.S. Gov't in exchange for shares of Intermediate Bond and the assumption by Intermediate Bond of all the liabilities of U.S. Gov't. U.S. Gov't would distribute the Intermediate Bond shares it receives to its shareholders in complete liquidation of U.S. Gov't. Intermediate Bond will be the survivor for accounting purposes.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to U.S. Gov't at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                           Page
ADDITIONAL INFORMATION ABOUT INTERMEDIATE BOND AND U.S. GOV'T
FINANCIAL STATEMENTS

Additional Information About Intermediate Bond and U.S. Gov't

     Further information about Intermediate Bond and U.S. Gov't is contained in their Statements of Additional Information each dated February 1, 2007, which are available upon request and without charge by writing to U.S. Gov't at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

Financial Statements

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended October 31, 2006, of Intermediate Bond, which report contains historical financial information regarding Intermediate Bond, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended September 30, 2006, of U.S. Gov't, which report contains historical financial information regarding U.S. Gov't, has been filed with the Securities and Exchange Commission and is incorporated herein by reference.


     Pro Forma Financial Information:

     The following represents the pro forma financial information:

                           PRO FORMA ALLIANCEBERNSTEIN
                                   BOND FUND,
                              FINANCIAL STATEMENTS



                  ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO

                   ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO



                               September 18, 2007


(unaudited)



PORTFOLIO OF INVESTMENTS
PRO FORMA ALLIANCEBERNSTEIN BOND FUND
INTERMEDIATE BOND PORTFOLIO                                                  AllianceBernstein Bond Fund U.S. Government Portfolio
April 30, 2007 (unaudited)                                                 AllianceBernstein Bond Fund Intermediate Bond Portfolio
----------------------------------------------------------------------------------------------------------------------------------
                                                       Pro Forma
                                                   AllianceBernstein                                                 Pro Forma
                                                       Bond Fund       AllianceBernstein    AllianceBernstein    AllianceBernstein
                                                     Intermediate          Bond Fund            Bond Fund            Bond Fund
                                                     Bond Portfolio    Intermediate Bond     U.S. Government       Intermediate
                                                   Principal Amount        Portfolio         Bond Portfolio*         Portfolio
                                                         (000)           (U.S. $ Value)      (U.S. $ Value)        (U.S. $ Value)
----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THRU'S - 50.9%
Fixed Rate 30-Year - 34.1%
Federal Gold Loan Mortgage Corp.
   Series 2005
   4.50%, 8/01/35 - 9/01/35 (a)                    $             858   $         807,794    $             -0-    $         807,794
Federal Home Loan Mortgage Corp.
   Series 2005
   4.50%, 10/01/35 - 11/01/35 (a)                              1,484           1,396,687                  -0-            1,396,687
   Series 2007
   7.00%, 2/01/37 (a)                                         11,986           1,675,031           10,692,204           12,367,235
Federal National Mortgage Association
   5.00%,  TBA                                                 5,941                 -0-            5,736,778            5,736,778
   6.50%,  TBA                                                20,755           5,804,033           15,385,536           21,189,569
   Series 2003
   5.50%, 4/01/33 - 7/01/33 (a)                                4,581           4,541,837                  -0-            4,541,837
   Series 2004
   5.50%, 4/01/34 - 11/01/34 (a)                               2,215           2,195,086                  -0-            2,195,086
   Series 2003
   5.50%, 2/01/35 - 7/01/35 (a)                                3,500           3,468,774                  -0-            3,468,774
   Series 2006
   5.00%, 2/01/36 (a)                                          3,258           3,150,711                  -0-            3,150,711
   5.50%, 1/01/36 - 5/01/36 (a)                               19,056           7,679,464           11,189,213           18,868,677
   6.50%, 9/01/36 (a)                                         29,234           3,523,918           26,326,630           29,850,548
   Series 2007
   5.50%, 2/01/37 (a)                                         71,564           1,306,863           69,554,154           70,861,017
Government National Mortgage Association
   5.50%,  TBA                                                 3,910           3,885,563                  -0-            3,885,563
   Series 1990
   9.00%, 12/15/19                                               -0-**               -0-                  246                  246
   Series 1999
   8.15%, 12/15/29                                               361                 -0-              384,268              384,268
   Series 2000
   9.00%, 12/15/09                                               448                 -0-              456,813              456,813
   Series 2003
   5.50%, 7/15/33                                             10,252                 -0-           10,210,950           10,210,950
   Series 2006
   5.50%, 1/15/36 - 12/15/36                                  39,366                 -0-           39,113,677           39,113,677
                                                                       -----------------    -----------------    -----------------
                                                                              39,435,761          189,050,469          228,486,230
                                                                       -----------------    -----------------    -----------------

Agency ARMS - 8.5%
Federal Home Loan Mortgage Corp.
   6.085%, 12/01/36 (a)                                          588             593,627                  -0-              593,627
   Series 2006
   5.98%, 1/01/37 (a)(b)                                         596             605,493                  -0-              605,493
   Series 2007
   5.972%, 12/01/36 (a)(b)                                       425             429,675                  -0-              429,675
   6.278%, 4/01/37 (b)                                         4,183                 -0-            4,238,382            4,238,382
   Series 2005
   4.565%, 4/01/35 (b)                                           602                 -0-              600,401              600,401
   Series 2006
   4.22%, 4/01/35 (b)                                          3,138                 -0-            3,121,808            3,121,808
   5.749%, 5/01/36 (b)                                           681                 -0-              686,584              686,584
   5.78%, 12/01/36 (b)                                         4,011                 -0-            4,044,561            4,044,561
   Series 2007
   5.805%, 2/01/37 (b)                                         3,584                 -0-            3,608,924            3,608,924
   5.903%, 3/01/37 (b)                                         5,608                 -0-            5,652,165            5,652,165
   5.976%, 1/01/37 (b)                                         6,883                 -0-            6,940,127            6,940,127
Federal National Mortgage Association
   Series 2006
   4.16%, 11/01/34 (a)(b)                                        476             478,411                  -0-              478,411
   5.487%, 5/01/36 (a)(b)                                        173             174,454                  -0-              174,454
   5.801%, 3/01/36 (a)(b)                                        624             630,683                  -0-              630,683
   5.93%, 6/01/36 (a)(b)                                         439             442,865                  -0-              442,865
   Series 2007
   5.779%, 1/01/37 (a)(b)                                        835             842,188                  -0-              842,188
   5.896%, 4/01/37 (b)                                         2,780                 -0-            2,851,365            2,851,365
   Series 2005
   4.182%, 9/01/35 (b)                                           442                 -0-              441,854              441,854
   4.688%, 5/01/35 (b)                                           830                 -0-              828,895              828,895
   4.78%, 7/01/35 (b)                                          1,403                 -0-            1,403,918            1,403,918
   4.83%, 7/01/35 (b)                                            717                 -0-              715,869              715,869
   6.03%, 1/01/36 (b)                                          1,143                 -0-            1,168,278            1,168,278
   Series 2006
   4.16%, 11/01/34 (b)                                           792                 -0-              796,162              796,162
   4.41%, 8/01/34 (b)                                            749                 -0-              753,186              753,186
   4.47%, 1/01/36 (b)                                            694                 -0-              696,700              696,700
   5.598%, 4/01/36 (b)                                           994                 -0-              999,677              999,677
   5.702%, 12/01/36 (b)                                        7,040                 -0-            7,103,569            7,103,569
   5.801%, 3/01/36 (b)                                         2,370                 -0-            2,396,596            2,396,596
   5.93%, 6/01/36 (b)                                            355                 -0-              357,871              357,871
   5.95%, 6/01/36 (b)                                          1,582                 -0-            1,601,160            1,601,160
   6.05%, 5/01/36 (b)                                            903                 -0-              913,288              913,288
                                                                       -----------------    -----------------    -----------------
                                                                               4,197,396           51,921,340           56,118,736
                                                                       -----------------    -----------------    -----------------

Non-Agency ARMS - 6.2%
Adjustable Rate Mortgage Trust
   Series 2005-4, Class 3A1
   5.003%, 8/25/35 (c)                                         2,754                 -0-            2,714,899            2,714,899
BAFC 2007-c 1a3
   5.763%, 5/20/47 (a)                                         4,515             565,214            3,951,501            4,516,715
Bear Stearns Alt-A Trust
   Series 2006-3, Class 22A1
   6.223%, 5/25/36 (c)                                         2,445                 -0-            2,466,110            2,466,110
   Series 2007-1, Class 21A1
   5.75%, 1/25/47 (c)                                          2,767                 -0-            2,784,543            2,784,543
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-2, Class 1A4
   5.11%, 5/25/35 (a)(c)                                       3,484             639,291            2,803,350            3,442,641
   Series 2006-AR1, Class 3A1
   5.50%, 3/25/36 (a)(b)                                         791             794,068                  -0-              794,068
Countrywide Home Loan Mortgage Pass
   Series 2006-HYB4, Class 2A1
   5.86%, 6/20/36 (c)                                          3,480                 -0-            3,498,259            3,498,259
Indymac INDA Mortgage Loan Trust
   Series 2006-AR2, Class 1A1
   6.019%, 9/25/36 (c)                                         3,724                 -0-            3,748,275            3,748,275
Indymac Index Mortgage Loan Trust
   Series 2006-AR7, Class 4A1
   6.253%, 5/25/36 (a)(c)                                      2,182             341,214            1,865,879            2,207,093
JP Morgan Alternative Loan Trust
   Series 2006-A2, Class 4A1
   6.399%, 5/25/36 (c)                                         2,662                 -0-            2,694,069            2,694,069
   Series 2006-A3, Class 2A1
   6.072%, 7/25/36 (c)                                         2,536                 -0-            2,555,951            2,555,951
   Series 2006-A4, Class A1
   5.95%, 9/25/36 (c)                                          2,715                 -0-            2,747,398            2,747,398
JP Morgan Mortgage Trust
   Series 2006-A4, Class 1A1
   5.862%, 6/25/36 (c)                                         2,641                 -0-            2,657,669            2,657,669
Residential Funding Mortgage Securities, Inc.
   Series 2005-SA3, Class 3A
   5.236%, 8/25/35 (a)(c)                                      3,250             422,442            2,813,300            3,235,742
Structured Asset Securities Corp.
   Series 2003-6A, Class B3
   5.425%, 3/25/33 (c)                                         1,849                 -0-            1,809,165            1,809,165
                                                                       -----------------    -----------------    -----------------
                                                                               2,762,229           39,110,368           41,872,597
                                                                       -----------------    -----------------    -----------------

Fixed Rate 15-Year - 2.1%
Federal Home Loan Mortgage Corp.
   Series 2006
   5.00%, 4/01/21 (a)                                            888             876,296                  -0-              876,296
Federal National Mortgage Association
   Series 2005
   4.50%, 4/01/20 - 12/01/20 (a)                               2,890           2,798,851                  -0-            2,798,851
   5.00%, 4/01/19 - 9/01/20 (a)                                2,366           2,339,395                  -0-            2,339,395
   Series 2006
   4.50%, 1/01/21 (a)                                            702             679,617                  -0-              679,617
Government National Mortgage Association
   Series 1997
   8.00%, 3/15/12                                              2,144                 -0-            2,198,691            2,198,691
   Series 2001
   7.50%, 12/15/14                                             5,240                 -0-            5,406,383            5,406,383
                                                                       -----------------    -----------------    -----------------
                                                                               6,694,159            7,605,074           14,299,233
                                                                       -----------------    -----------------    -----------------

Total Mortgage Pass-Thru's
   (cost $340,231,799)                                                        53,089,545          287,687,251          340,776,796
                                                                       -----------------    -----------------    -----------------

U.S. TREASURIES - 27.9%
U.S. Treasury Bonds
   4.50%, 2/15/36 (a)                                          1,475           1,398,714                  -0-            1,398,714
   6.25%, 8/15/23 (d)                                         18,000                 -0-           20,754,846           20,754,846
   6.625%, 2/15/27 (d)                                        23,400                 -0-           28,494,976           28,494,976
   7.125%, 2/15/23 (d)                                        20,000                 -0-           24,923,440           24,923,440
   7.50%, 11/15/16 (d)                                        19,500                 -0-           23,728,302           23,728,302
   8.75%, 5/15/17                                              5,340                 -0-            7,067,576            7,067,576
   11.25%, 2/15/15  (d)                                       20,000                 -0-           28,600,000           28,600,000
U.S. Treasury Notes
   4.00%, 3/15/10                                              5,000                 -0-            4,929,885            4,929,885
   4.50%, 11/15/15 (d)                                        18,560                 -0-           18,412,095           18,412,095
   4.625%, 11/15/16 (d)                                        7,238                 -0-            7,233,476            7,233,476
   4.875%, 5/31/11 (a)                                           400             405,391                  -0-              405,391
   5.125%, 6/30/11 - 5/15/16 (d)                              20,665                 -0-           21,195,508           21,195,508
                                                                       -----------------    -----------------    -----------------

Total U.S. Treasuries
   (cost $181,800,266)                                                         1,804,105          185,340,104          187,144,209
                                                                       -----------------    -----------------    -----------------

MORTGAGE CMO'S - 7.4%
Non-Agency Fixed Rate - 4.1%
Countrywide Alternative Loan Trust
   Series 2005-59, Class 2X
   1.879%, 11/20/35 (e)                                       12,514                 -0-              439,622              439,622
   Series 2006-J8, Class A2
   6.00%, 2/25/37 (a)                                          3,355             569,606            2,804,951            3,374,557
Greenpoint Mortgage Funding Trust
   Series 2005-AR5, Class 4X1
   1.028%, 11/25/45 (e)                                       13,621                 -0-              238,361              238,361
   Series 2005-AR5, Class 4X2
   1.00%, 11/25/45 (e)                                         7,831                 -0-              101,566              101,566
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A9, Class 2A1A
   5.159%, 12/25/35 (c)                                        2,660                 -0-            2,637,501            2,637,501
Morgan Stanley Mortgage Loan Trust
   Series 2006-11, Class 1A2
   6.354%, 8/25/36 (a)(c)                                        375             376,384                  -0-              376,384
Residential Accredit Loans, Inc.
   Series 2007-QS1, Class 1A1
   6.00%, 1/25/37 (a)                                          3,300             424,870            2,896,839            3,321,709
Residential Asset Mortgage Products, Inc.
   Series 2004-SL2, Class A2
   6.50%, 10/25/31                                             3,887                 -0-            3,925,335            3,925,335
   Series 2004-SL4, Class A4
   7.00%, 7/25/32                                              1,343                 -0-            1,373,443            1,373,443
Residential Asset Securitization Trust
   Series 2003-A15, Class B2
   5.582%, 2/25/34 (c)                                         1,699                 -0-            1,617,847            1,617,847
Structured Asset Mortgage Investments, Inc.
   Series 2005-AR7, Class 5X1
   1.42%, 3/25/46 (e)                                          4,181                 -0-              112,372              112,372
Structured Asset Securities Corp.
   Series 2002-3, Class B3
   6.50%, 3/25/32                                              3,324                 -0-            3,288,976            3,288,976
   Series 2006-RM1, Class AIO
   5.00%, 8/25/46 (e)(f)                                       4,588                 -0-              994,974              994,974
Washington Mutual Mortgage Pass Through
   5.746%, 4/25/37                                             2,633                 -0-            2,632,984            2,632,984
Wells Fargo Mortgage Backed Securities Trust
   Series 2006-AR11, Class A4
   5.526%, 8/25/36 (c)                                         2,330                 -0-            2,322,813            2,322,813
                                                                       -----------------    -----------------    -----------------
                                                                               1,370,860           25,387,584           26,758,444
                                                                       -----------------    -----------------    -----------------

Agency Fixed Rate - 1.8%
Federal National Mortgage Association
   Series 2003-334, Class 22
   5.00%, 2/01/18 (e)                                          1,805                 -0-              268,544              268,544
   Series 2003-337, Class 2
   5.00%, 7/01/33 (e)                                          8,520                 -0-            1,970,212            1,970,212
   Series 2003-339, Class 24
   5.00%, 7/01/18 (e)                                          5,998                 -0-              890,574              890,574
   Series 2003-339, Class 25
   5.00%, 7/01/18 (e)                                          2,813                 -0-              421,212              421,212
   Series 2003-339, Class 26
   5.00%, 7/01/18 (e)                                          2,310                 -0-              349,506              349,506
   Series 2004-351, Class 27
   5.00%, 4/01/19 (e)                                          1,004                 -0-              156,983              156,983
   Series 2004-353, Class 2
   5.00%, 8/01/34 (e)                                          5,090                 -0-            1,196,364            1,196,364
   Series 2005-357, Class 2
   5.00%, 3/01/35 (e)                                         12,030                 -0-            2,864,681            2,864,681
   Series 2006-370, Class 2
   6.00%, 5/25/36 (e)                                          2,071                 -0-              442,030              442,030
Federal Home Loan Mortgage Corp.
   Series 2004-227, Class IO
   5.00%, 12/01/34 (e)                                         4,261                 -0-            1,022,604            1,022,604
   Series 2005-232, Class IO
   5.00%, 8/01/35 (e)                                         11,672                 -0-            2,727,615            2,727,615
                                                                                            -----------------    -----------------
                                                                                                   12,310,325           12,310,325
                                                                                            -----------------    -----------------

Non-Agency Adjustable Rate - 1.5%
Countrywide Alternative Loan Trust
   Series 2005-62, Class 2A1
   6.014%, 12/25/35 (a)(b)                                       265             264,371                  -0-              264,371
   Series 2007-OA3, Class M1
   5.63%, 4/25/47 (a)(b)                                         180             178,285                  -0-              178,285
   Series 2006-OA14, Class 3A1
   5.833%, 11/25/46 (b)                                        2,929                 -0-            2,927,459            2,927,459
Greenpoint Mortgage Funding Trust
   Series 2005-AR5, Class M2
   5.97%, 11/25/45 (b)                                           999                 -0-            1,005,949            1,005,949
   Series 2006-AR2, Class 4A1
   6.959%, 3/25/36 (b)                                         2,992                 -0-            3,065,391            3,065,391
Washington Mutual, Inc.
   Series 2005-AR2, Class 2A22
   5.54%, 1/25/45 (a)(b)                                          56              55,859                  -0-               55,859
   Series 2007-OA1, Class A1A
   5.683%, 2/25/47 (b)                                         2,753                 -0-            2,752,769            2,752,769
                                                                       -----------------    -----------------    -----------------
                                                                                 498,515            9,751,568           10,250,083
                                                                       -----------------    -----------------    -----------------

Agency Adjustable Rate - 0.0%
Fannie Mae Grantor Trust
   Series 2004-T5, Class AB4
   5.59%, 5/28/35 (a)(b)                                          65              65,371                  -0-               65,371
                                                                       -----------------    -----------------    -----------------

Total Mortgage CMO's
   (cost $49,641,964)                                                          1,934,746           47,449,477           49,384,223
                                                                       -----------------    -----------------    -----------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.2%
Non-Agency Fixed Rate CMBS - 4.2%
Banc of America Commercial Mortgage, Inc.
   Series 2001-PB1, Class A2
   5.787%, 5/11/35 (a)                                           305             310,953                  -0-              310,953
   Series 2004-4, Class A3
   4.128%, 7/10/42 (a)                                           365             356,664                  -0-              356,664
   Series 2004-6, Class A2
   4.161%, 12/10/42 (a)                                          480             468,624                  -0-              468,624
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2005-T18, Class A4
   4.933%, 2/13/42 (a)(c)                                        610             594,487                  -0-              594,487
Citigroup Commercial Mortgage Trust
   Series 2004-C1, Class A4
   5.529%, 4/15/40 (a)(c)                                      2,600             567,271            2,066,486            2,633,757
Credit Suisse Mortgage Capital Certificates
   Series 2006-C3, Class A3
   6.022%, 6/15/38 (a)(c)                                        555             574,990                  -0-              574,990
Credit Suisse First Boston Mortgage
Securities Corp.
   Series 2003-CK2, Class A2
   3.861%, 3/15/36 (a)                                           316             310,638                  -0-              310,638
   Series 2004-C1, Class A4
   4.75%, 1/15/37 (a)                                            895             174,762              694,194              868,956
   Series 2005-C1, Class A4
   5.014%, 2/15/38 (a)(c)                                        534             521,969                  -0-              521,969
GE Capital Commercial Mortgage Corp.
   Series 2005-C3, Class A3FX
   4.863%, 7/10/45 (a)                                           585             579,513                  -0-              579,513
Greenwich Capital Commercial Funding
   Corp.
   Series 2003-C1, Class A4
   4.111%, 7/05/35 (a)                                           388             366,208                  -0-              366,208
   Series 2005-GG3, Class A2
   4.305%, 8/10/42 (a)                                           642             628,290                  -0-              628,290
GS Mortgage Securities Corp. II
   Series 2004-GG2, Class A6
   5.396%, 8/10/38 (a)(c)                                        375             377,152                  -0-              377,152
JP Morgan Chase Commercial Mortgage
   Securities Corp.
   Series 2005-LDP1, Class A4
   5.038%, 3/15/46 (a)(c)                                        649             637,240                  -0-              637,240
   Series 2005-LDP3, Class A2
   4.851%, 8/15/42 (a)                                           515             509,450                  -0-              509,450
   Series 2005-LDP4, Class A2
   4.79%, 10/15/42 (a)                                           365             360,429                  -0-              360,429
   Series 2006-CB14, Class A4
   5.481%, 12/12/44 (a)(c)                                       250             252,226                  -0-              252,226
   Series 2006-CB15, Class A4
   5.814%, 6/12/43 (a)(c)                                        375             386,104                  -0-              386,104
LB-UBS Commercial Mortgage Trust
   Series 2003-C3, Class A4
   4.166%, 5/15/32 (a)                                           555             525,026                  -0-              525,026
   Series 2004-C4, Class A4
   5.303%, 6/15/29 (a)(c)                                        195             197,146                  -0-              197,146
   Series 2004-C8, Class A2
   4.201%, 12/15/29 (a)                                          381             372,158                  -0-              372,158
   Series 2005-C1, Class A4
   4.742%, 2/15/30 (a)                                           426             411,209                  -0-              411,209
   Series 2005-C7, Class A4
   5.197%, 11/15/30 (a)(c)                                       435             430,711                  -0-              430,711
   Series 2004-C2, Class A4
   4.367%, 3/15/36                                             1,700                 -0-            1,613,017            1,613,017
   Series 2005-C7, Class XCL
   0.096%, 11/15/40 (c)(e)(f)                                122,043                 -0-            1,134,999            1,134,999
   Series 2006-C6, Class XCL
   0.078%, 9/15/39 (c)(e)(f)                                  77,285                 -0-            1,493,914            1,493,914
Merrill Lynch Mortgage Trust
   Series 2005-CKI1, Class A6
   5.417%, 11/12/37 (a)(c)                                       360             358,842                  -0-              358,842
   Series 2005-MKB2, Class A2
   4.806%, 9/12/42 (a)                                           785             777,061                  -0-              777,061
   Series 2004-BPC1, Class A5
   4.855%, 10/12/41 (c)                                        1,890                 -0-            1,837,328            1,837,328
   Series 2004-KEY2, Class A4
   4.864%, 8/12/39 (c)                                         2,420                 -0-            2,355,773            2,355,773
Merrill Lynch/Countrywide Commercial
   Mortgage Trust
   Series 2006-2, Class A4
   6.105%, 6/12/46 (a)(c)                                        370             385,505                  -0-              385,505
Morgan Stanley Capital I
   Series 2005-HQ5, Class A4
   5.168%, 1/14/42 (a)                                           944             934,849                  -0-              934,849
   Series 2005-T17, Class A5
   4.78%, 12/13/41 (a)                                           405             391,589                  -0-              391,589
Mortgage Capital Funding, Inc.
   Series 1996-MC2, Class X
   2.31%, 12/21/26 (c)(e)                                        312                 -0-                   13                   13
Prudential Securities Secured Financing
Corp.
   Series 1999-NRF1, Class AEC
   0.954%, 10/15/18 (c)(e)(f)                                233,790                 -0-            4,201,211            4,201,211
                                                                       -----------------    -----------------    -----------------

Total Commercial Mortgage-Backed
Securities
   (cost $29,347,936)                                                         12,761,066           15,396,935           28,158,001
                                                                       -----------------    -----------------    -----------------

ASSET-BACKED SECURITIES - 2.7%
Home Equity Loans - Floating Rate - 1.4%
Asset Backed Funding Certificates
   Series 2003-WF1, Class A2
   6.07%, 12/25/32 (a)(b)                                        169             169,524                  -0-              169,524
Bear Stearns Asset Backed Securities, Inc.
   Series 2005-SD1, Class 1A1
   5.47%, 4/25/22 (a)(b)                                          65              64,741                  -0-               64,741
BNC Mortgage Loan Trust
   Series 2007-1, Class M1
   5.56%, 3/25/37 (a)(b)                                         300             298,428                  -0-              298,428
GE-WMC Mortgage Securities LLC
   Series 2005-2, Class A2B
   5.49%, 12/25/35 (a)(b)                                        365             365,057                  -0-              365,057
HFC Home Equity Loan Asset Backed
   Certificates
   Series 2005-3, Class A1
   5.58%, 1/20/35 (a)(b)                                         256             256,056                  -0-              256,056
HSI Asset Securitization Corp. Trust
   Series 2006-OPT2, Class 2A1
   5.40%, 1/25/36 (a)(b)                                         153             152,995                  -0-              152,995
   Series 2006-OPT2, Class M2
   5.71%, 1/25/36 (a)(b)                                         205             204,233                  -0-              204,233
Household Home Equity Loan
   5.70%, 3/20/36                                              1,250                 -0-            1,250,000            1,250,000
   6.87%, 8/25/37                                                500                 -0-              500,000              500,000
   Series 2007-2, Class M1
   5.68%, 5/25/37                                              1,000                 -0-            1,000,060            1,000,060
Lehman XS Trust
   Series 2005-5N, Class M2
   5.98%, 11/25/35 (b)                                         1,000                 -0-            1,003,910            1,003,910
   Series 2006-18N, Class M2
   5.73%, 12/25/36 (b)                                         3,000                 -0-            2,979,930            2,979,930
RAAC Series
   Series 2006-SP3, Class A1
   5.40%, 8/25/36 (a)(b)                                         204             203,708                  -0-              203,708
Residential Asset Mortgage Products, Inc.
   Series 2005-RS3, Class AIA2
   5.49%, 3/25/35 (a)(b)                                         213             213,455                  -0-              213,455
Saxon Asset Securities Trust
   Series 2005-4, Class A2B
   5.50%, 11/25/37 (a)(b)                                        369             368,602                  -0-              368,602
                                                                       -----------------    -----------------    -----------------
                                                                               2,296,799            6,733,900            9,030,699
                                                                       -----------------    -----------------    -----------------

Home Equity Loans - Fixed Rate - 0.4%
Citifinancial Mortgage Securities, Inc.
   Series 2003-1, Class AFPT
   3.36%, 1/25/33 (a)(g)                                         150             142,898                  -0-              142,898
Countrywide Asset-Backed Certificates
   Series 2004-2, Class N1
   5.00%, 2/25/35 (f)                                             66                 -0-               65,288               65,288
   Series 2007-S1, Class A3
   5.81%, 2/25/37 (a)                                            600             601,110                  -0-              601,110
Credit-Based Asset Servicing and
   Securities, Inc.
   Series 2003-CB1, Class AF
   3.45%, 1/25/33 (a)(g)                                         316             307,158                  -0-              307,158
   Series 2005-CB7, Class AF2
   5.147%, 11/25/35 (a)(e)                                       330             327,834                  -0-              327,834
Home Equity Mortgage Trust
   Series 2006-1, Class A2
   5.30%, 5/25/36 (a)(g)                                         160             159,550                  -0-              159,550
Nationstar Nim Ltd.
   Series 2007, Class A
   9.97%, 3/25/37 (f)                                            400                 -0-              400,000              400,000
Residential Funding Mortgage Securities II,
Inc.
   Series 2005-HI2, Class A3
   4.46%, 5/25/35 (a)                                            285             281,616                  -0-              281,616
                                                                       -----------------    -----------------    -----------------
                                                                  --           1,820,166              465,288            2,285,454
                                                                       -----------------    -----------------    -----------------

Other - Fixed Rate - 0.5%
DB Master Finance, LLC
   Series 2006-1, Class A2
   5.779%, 6/20/31 (a)(f)                                      1,495             101,715            1,418,924            1,520,639
Government National Mortgage Association
   Series 2006-32, Class XM
   0.615%, 11/16/45 (c)                                        5,781                 -0-              310,289              310,289
Residential Asset Mortgage Products, Inc.
   Series 2004-SL3, Class A3
   7.50%, 12/25/31                                             1,165                 -0-            1,175,979            1,175,979
                                                                       -----------------    -----------------    -----------------
                                                                                 101,715            2,905,192            3,006,907
                                                                       -----------------    -----------------    -----------------

Other - Floating Rate - 0.4%
Government National Mortgage Association
   Series 2006-39, Class IO
   1.114%, 7/16/46 (c)(e)                                     24,086                 -0-            1,226,221            1,226,221
Libertas Preferred Funding Ltd.
   Series 2007-3A, Class 2
   6.005%, 4/09/47 (a)(b)(f)                                   1,770             412,654            1,326,388            1,739,042
                                                                       -----------------    -----------------    -----------------
                                                                                 412,654            2,552,609            2,965,263
                                                                       -----------------    -----------------    -----------------

Autos - Fixed Rate - 0.0%
Capital Auto Receivables Asset Trust
   Series 2005-SN1A, Class A3A
   4.10%, 6/15/08 (a)                                            200             199,192                  -0-              199,192
Capital One Prime Auto Receivables Trust
   Series 2005-1, Class A3
   4.32%, 8/15/09 (a)                                            406             404,390                  -0-              404,390
                                                                       -----------------    -----------------    -----------------
                                                                                 603,582                  -0-              603,582

Total Asset-Backed Securities
                                                                       -----------------    -----------------    -----------------
   (cost $18,007,909)                                                          5,234,916           12,656,989           17,891,905
                                                                       -----------------    -----------------    -----------------

CORPORATES - INVESTMENT GRADES - 2.6%
Industrial - 1.6%
Basic - 0.1%
The Dow Chemical Co.
   7.375%, 11/01/29 (a)                                           20              22,283                  -0-               22,283
International Paper Co.
   5.30%, 4/01/15 (a)                                            235             226,243                  -0-              226,243
International Steel Group, Inc.
   6.50%, 4/15/14 (a)                                            150             156,819                  -0-              156,819
Ispat Inland ULC
   9.75%, 4/01/14 (a)                                            118             131,410                  -0-              131,410
Lubrizol Corp.
   4.625%, 10/01/09 (a)                                          150             147,909                  -0-              147,909
Westvaco Corp.
   8.20%, 1/15/30 (a)                                             85              93,034                  -0-               93,034
Weyerhaeuser Co.
   5.95%, 11/01/08 (a)                                           202             203,755                  -0-              203,755
                                                                       -----------------    -----------------    -----------------
                                                                                 981,453                  -0-              981,453
                                                                       -----------------    -----------------    -----------------

Capital Goods - 0.1%
Hutchison Whampoa International, Ltd.
   7.45%, 11/24/33 (a)(f)                                        216             251,120                  -0-              251,120
Textron Financial Corp.
   4.125%, 3/03/08 (a)                                           160             158,471                  -0-              158,471
Tyco International Group, SA
   6.00%, 11/15/13 (a)                                           195             204,894                  -0-              204,894
Waste Management, Inc.
   6.875%, 5/15/09 (a)                                           250             257,894                  -0-              257,894
                                                                       -----------------    -----------------    -----------------
                                                                                 872,379                  -0-              872,379
                                                                       -----------------    -----------------    -----------------

Communications - Media - 0.3%
British Sky Broadcasting Group PLC
   6.875%, 2/23/09 (a)                                            86              88,355                  -0-               88,355
BSKYB Finance UK PLC
   5.625%, 10/15/15 (a)(f)                                       270             268,112                  -0-              268,112
Comcast Cable Communications Holdings, Inc.
   9.455%, 11/15/22 (a)                                          174             229,458                  -0-              229,458
Comcast Cable Communications, Inc.
   6.875%, 6/15/09 (a)                                           287             296,792                  -0-              296,792
Comcast Corp.
   5.50%, 3/15/11 (a)                                            313             317,038                  -0-              317,038
News America, Inc.
   6.55%, 3/15/33 (a)                                            142             143,202                  -0-              143,202
RR Donnelley & Sons Co.
   4.95%, 4/01/14 (a)                                             85              78,663                  -0-               78,663
Time Warner Entertainment Co.
   8.375%, 3/15/23 (a)                                           325             387,107                  -0-              387,107
WPP Finance Corp.
   5.875%, 6/15/14 (a)                                           149             151,105                  -0-              151,105
                                                                       -----------------    -----------------    -----------------
                                                                               1,959,832                  -0-            1,959,832
                                                                       -----------------    -----------------    -----------------

Communications - Telecommunications - 0.6%
AT&T Corp.
   8.00%, 11/15/31 (a)                                            80             100,241                  -0-              100,241
British Telecommunications PLC
   8.625%, 12/15/10 (a)                                          524             584,513                  -0-              584,513
CenturyTel, Inc.
   5.00%, 2/15/15 (a)                                            236             221,752                  -0-              221,752
   Series G
   6.875%, 1/15/28 (a)                                           195             193,718                  -0-              193,718
Embarq Corp.
   6.738%, 6/01/13 (a)                                            25              25,983                  -0-               25,983
   7.082%, 6/01/16 (a)                                           355             366,764                  -0-              366,764
New Cingular Wireless Services, Inc.
   7.875%, 3/01/11 (a)                                           225             246,472                  -0-              246,472
   8.75%, 3/01/31 (a)                                            126             164,866                  -0-              164,866
Sprint Capital Corp.
   8.375%, 3/15/12 (a)                                           626             697,186                  -0-              697,186
Telecom Italia Capital
   4.00%, 11/15/08 (a)                                           170             166,908                  -0-              166,908
   6.375%, 11/15/33 (a)                                          110             106,996                  -0-              106,996
Telecom Italia Capital, SA
   4.00%, 1/15/10 (a)                                            575             557,594                  -0-              557,594
Verizon Global Funding Corp.
   4.90%, 9/15/15 (a)                                            180             172,943                  -0-              172,943
Verizon New Jersey, Inc.
   Series A
   5.875%, 1/17/12 (a)                                           220             224,582                  -0-              224,582
Vodafone Group PLC
   5.50%, 6/15/11 (a)                                            295             298,376                  -0-              298,376
                                                                       -----------------    -----------------    -----------------
                                                                               4,128,894                  -0-            4,128,894
                                                                       -----------------    -----------------    -----------------

Consumer Cyclical - Automotive - 0.0%
DaimlerChrysler North America
   4.875%, 6/15/10 (a)                                           137             135,717                  -0-              135,717
                                                                       -----------------    -----------------    -----------------

Consumer Cyclical - Other - 0.1%
Centex Corp.
   5.45%, 8/15/12 (a)                                             79              76,116                  -0-               76,116
Starwood Hotels & Resorts Worldwide, Inc.
   7.375%, 11/15/15 (a)                                          224             231,205                  -0-              231,205
   7.875%, 5/01/12 (a)                                           235             252,039                  -0-              252,039
Toll Brothers Finance Corp.
   6.875%, 11/15/12 (a)                                          120             123,178                  -0-              123,178
                                                                       -----------------    -----------------    -----------------
                                                                                 682,538                  -0-              682,538
                                                                       -----------------    -----------------    -----------------

Consumer Non-Cyclical - 0.2%
Altria Group, Inc.
   7.75%, 1/15/27 (a)                                            220             263,213                  -0-              263,213
Cadbury Schweppes US Finance LLC
   5.125%, 10/01/13 (a)(f)                                       310             302,125                  -0-              302,125
ConAgra Foods, Inc.
   7.875%, 9/15/10 (a)                                           120             129,834                  -0-              129,834
Safeway, Inc.
   4.125%, 11/01/08 (a)                                           96              94,471                  -0-               94,471
   6.50%, 3/01/11 (a)                                             82              85,215                  -0-               85,215
Wyeth
   5.50%, 2/01/14 (a)                                            233             235,619                  -0-              235,619
                                                                       -----------------    -----------------    -----------------
                                                                               1,110,477                  -0-            1,110,477
                                                                       -----------------    -----------------    -----------------

Energy - 0.0%
Amerada Hess Corp.
   7.875%, 10/01/29 (a)                                           98             115,073                  -0-              115,073
                                                                       -----------------    -----------------    -----------------

Technology - 0.2%
Cisco Systems, Inc.
   5.25%, 2/22/11 (a)                                            120             120,857                  -0-              120,857
Electronic Data Systems Corp.
   Series B
   6.50%, 8/01/13 (a)                                            357             364,229                  -0-              364,229
IBM Corp.
   4.375%, 6/01/09 (a)                                            75              74,141                  -0-               74,141
Motorola, Inc.
   6.50%, 9/01/25 (a)                                            165             162,999                  -0-              162,999
   7.50%, 5/15/25 (a)                                             30              32,875                  -0-               32,875
   7.625%, 11/15/10 (a)                                           28              29,964                  -0-               29,964
Oracle Corp.
   5.25%, 1/15/16 (a)                                            280             276,137                  -0-              276,137
                                                                       -----------------    -----------------    -----------------
                                                                               1,061,202                  -0-            1,061,202
                                                                       -----------------    -----------------    -----------------
                                                                              11,047,565                  -0-           11,047,565
                                                                       -----------------    -----------------    -----------------

Financial Institutions - 0.6%
Banking - 0.5%
Bank of Tokyo - Mitsubishi UFJ
   7.40%, 6/15/11 (a)                                            100             108,392                  -0-              108,392
Barclays Bank PLC
   8.55%, 6/15/11 (a)(c)(f)                                      339             380,126                  -0-              380,126
BOI Capital Funding Number 2
   5.571%, 2/01/16 (a)(c)(f)                                     115             113,208                  -0-              113,208
Huntington National Bank
   4.375%, 1/15/10 (a)                                           183             178,876                  -0-              178,876
MUFG Capital Finance 1 Ltd.
   6.346%, 7/25/16 (a)(c)                                        115             117,454                  -0-              117,454
RBS Capital Trust III
   5.512%, 9/29/49 (a)(c)                                        358             352,686                  -0-              352,686
Resona Preferred Global Securities
   7.191%, 7/30/15 (a)(c)(f)                                     176             186,046                  -0-              186,046
Sumitomo Mitsui Banking Corp.
   5.625%, 10/15/15 (a)(c)(f)                                    107             105,550                  -0-              105,550
UBS Preferred Funding Trust I
   8.622%, 10/01/10 (a)(c)                                       230             253,872                  -0-              253,872
UFJ Finance Aruba AEC
   6.75%, 7/15/13 (a)                                            172             185,387                  -0-              185,387
Wachovia Capital Trust III
   5.80%, 3/15/11 (a)(c)                                         235             238,502                  -0-              238,502
Washington Mutual, Inc.
   4.00%, 1/15/09 (a)                                            400             391,898                  -0-              391,898
Wells Fargo & Co.
   4.20%, 1/15/10 (a)                                            457             448,426                  -0-              448,426
Zions Bancorporation
   5.50%, 11/16/15 (a)                                           170             168,544                  -0-              168,544
                                                                       -----------------    -----------------    -----------------
                                                                               3,228,967                  -0-            3,228,967
                                                                       -----------------    -----------------    -----------------

Finance - 0.1%
American General Finance Corp.
   4.625%, 5/15/09 (a)                                           530             524,584                  -0-              524,584
iStar Financial, Inc.
   5.15%, 3/01/12 (a)                                            146             143,031                  -0-              143,031
                                                                       -----------------    -----------------    -----------------
                                                                                 667,615                  -0-              667,615
                                                                       -----------------    -----------------    -----------------

Insurance - 0.0%
Assurant, Inc.
   5.625%, 2/15/14 (a)                                            92              92,275                  -0-               92,275
Humana, Inc.
   6.30%, 8/01/18 (a)                                            166             169,330                  -0-              169,330
Liberty Mutual Group, Inc.
   5.75%, 3/15/14 (a)(f)                                         167             166,858                  -0-              166,858
WellPoint, Inc.
   3.75%, 12/14/07 (a)                                            73              72,249                  -0-               72,249
                                                                       -----------------    -----------------    -----------------
                                                                                 500,712                  -0-              500,712
                                                                       -----------------    -----------------    -----------------
                                                                               4,397,294                  -0-            4,397,294
                                                                       -----------------    -----------------    -----------------
Utility - 0.4%
Electric - 0.4%
Carolina Power & Light Co.
   6.50%, 7/15/12 (a)                                            345             365,720                  -0-              365,720
Consumers Energy Co.
   Series C
   4.25%, 4/15/08 (a)                                            116             114,779                  -0-              114,779
Exelon Corp.
   6.75%, 5/01/11 (a)                                            280             292,847                  -0-              292,847
FirstEnergy Corp.
   Series C
   7.375%, 11/15/31 (a)                                          279             320,276                  -0-              320,276
MidAmerican Energy Holdings Co.
   5.875%, 10/01/12 (a)                                          162             167,276                  -0-              167,276
Nisource Finance Corp.
   7.875%, 11/15/10 (a)                                          154             167,099                  -0-              167,099
Progress Energy, Inc.
   7.10%, 3/01/11 (a)                                            109             116,421                  -0-              116,421
Public Service Company of Colorado
   7.875%, 10/01/12 (a)                                          176             198,069                  -0-              198,069
SPI Electricity & Gas Australia Holdings
Pty Ltd.
   6.15%, 11/15/13 (a)(f)                                        283             292,505                  -0-              292,505
                                                                       -----------------    -----------------    -----------------
                                                                               2,034,992                  -0-            2,034,992
                                                                       -----------------    -----------------    -----------------

Natural Gas - 0.0%
Duke Energy Field Services Corp.
   7.875%, 8/16/10 (a)                                            94             101,300                  -0-              101,300
Enterprise Products Operating L.P.
   Series B
   5.60%, 10/15/14 (a)                                           157             157,491                  -0-              157,491
                                                                       -----------------    -----------------    -----------------
                                                                                 258,791                  -0-              258,791
                                                                       -----------------    -----------------    -----------------
                                                                               2,293,783                  -0-            2,293,783

Total Corporates - Investment Grades
                                                                       -----------------    -----------------    -----------------
   (cost $17,843,695)                                                         17,738,642                  -0-           17,738,642
                                                                       -----------------    -----------------    -----------------

GOVERNMENT-RELATED - SOVEREIGNS - 2.1%
Japan Government Two Year Bond
   Series 253
   0.80%, 2/15/09 (a)                        JPY             421,000           3,521,542                  -0-            3,521,542
   Series 283
   1.80%, 9/20/16 (a)                                        140,000           1,196,270                  -0-            1,196,270
   Series 48
   0.70%, 6/20/10 (a)                                        494,900           4,098,208                  -0-            4,098,208
Mexican Bonos
   Series M7
   8.00%, 12/24/08                           MXN              14,695           1,351,169                  -0-            1,351,169
   Series MI10
   8.00%, 12/19/13 (a)                                        19,945           1,851,194                  -0-            1,851,194
   9.00%, 12/20/12                                             6,445             624,085                  -0-              624,085
Government of Sweden
   Series 1043
   5.00%, 1/28/09 (a)                        SEK               8,505           1,290,846                  -0-            1,290,846
                                                                       -----------------    -----------------    -----------------

Total Government-Related - Sovereigns
   (cost $13,703,938)                                                         13,933,314                  -0-           13,933,314
                                                                       -----------------    -----------------    -----------------

GOVERNMENT-RELATED - U.S. AGENCIES - 1.2%
Agency Debentures - 1.2%
Federal Home Loan Mortgage Corp.
   4.75%, 11/03/09 (g)
   (cost $7,888,198)                                           7,860                 -0-            7,847,235            7,847,235
                                                                       -----------------    -----------------    -----------------

GOVERNMENT-RELATED - NON-U.S.
ISSUERS - 0.5%
Sovereigns - 0.5%
United Mexican States
   5.625%, 1/15/17 (a)                                         1,016           1,030,224                  -0-            1,030,224
Russian Federation
   Series REGS
   7.50%, 3/31/30 (e)(f)                                       2,253           2,556,792                  -0-            2,556,792
                                                                       -----------------    -----------------    -----------------

Total Government-Related -
Non-U.S. Issuers
   (cost $3,464,471)                                                           3,587,016                  -0-            3,587,016
                                                                       -----------------    -----------------    -----------------

EMERGING MARKETS - NON-INVESTMENT
   GRADES - 0.5%
Non Corporate Sectors - 0.5%
Sovereign - 0.5%
Republic of Brazil
   8.25%, 1/20/34 (a)                        BRL               1,505           1,933,925                  -0-            1,933,925
Republic of Panama
   8.875%, 9/30/27 (a)                                           225             289,687                  -0-              289,687
   9.375%, 4/01/29 (a)                                           225             306,562                  -0-              306,562
Republic of Peru
   7.35%, 7/21/25 (a)                                            665             773,063                  -0-              773,063
                                                                       -----------------    -----------------    -----------------

Total Emerging Markets -
Non-Investment Grades
   (cost $2,901,882)                                                           3,303,237                  -0-            3,303,237
                                                                       -----------------    -----------------    -----------------

INFLATION-LINKED SECURITIES - 0.4%
Government of Japan CPI Linked Bond
   Series 5
   0.80%, 9/10/15
   (cost $2,539,847)                         JPY             300,699           2,470,320                  -0-            2,470,320
                                                                       -----------------    -----------------    -----------------

CORPORATES - NON-INVESTMENT GRADES - 0.2%
Industrial - 0.2%
Basic - 0.0%
Ineos Group Holdings PLC
   8.50%, 2/15/16 (a)(f)                                         110             106,425                  -0-              106,425
Packaging Corp. of America
   5.75%, 8/01/13 (a)                                            196             194,233                  -0-              194,233
                                                                       -----------------    -----------------    -----------------
                                                                                 300,658                  -0-              300,658
                                                                       -----------------    -----------------    -----------------

Communications - Media - 0.0%
Cablevision Systems Corp.
   Series B
   8.00%, 4/15/12 (a)                                            105             107,625                  -0-              107,625
Clear Channel Communications, Inc.
   5.50%, 9/15/14 (a)                                            275             243,844                  -0-              243,844
DIRECTV Holdings LLC
   6.375%, 6/15/15 (a)                                           100              96,250                  -0-               96,250
                                                                       -----------------    -----------------    -----------------
                                                                                 447,719                  -0-              447,719
                                                                       -----------------    -----------------    -----------------

Communications - Telecommunications - 0.0%
Qwest Communications International, Inc.
   7.50%, 2/15/14 (a)                                             60              61,950                  -0-               61,950
   Series B
   7.50%, 2/15/14 (a)                                             35              36,137                  -0-               36,137
Qwest Corp.
   8.875%, 3/15/12 (a)                                            30              33,150                  -0-               33,150
                                                                       -----------------    -----------------    -----------------
                                                                                 131,237                  -0-              131,237
                                                                       -----------------    -----------------    -----------------

Consumer Cyclical - Other - 0.0%
MGM Mirage
   8.375%, 2/01/11 (a)                                            95             100,819                  -0-              100,819
                                                                       -----------------    -----------------    -----------------

Transportation - Services - 0.2%
Hertz Corp.
   8.875%, 1/01/14 (a)                                            90              96,975                  -0-               96,975
                                                                       -----------------    -----------------    -----------------
                                                                               1,077,408                  -0-            1,077,408
                                                                       -----------------    -----------------    -----------------

Utility - 0.0%
Electric - 0.0%
NRG Energy, Inc.
   7.25%, 2/01/14 (a)                                             15              15,525                  -0-               15,525
   7.375%, 2/01/16 (a)                                            90              93,487                  -0-               93,487
                                                                       -----------------    -----------------    -----------------
                                                                                 109,012                  -0-              109,012
                                                                       -----------------    -----------------    -----------------

Natural Gas - 0.0%
Williams Cos, Inc.
   7.875%, 9/01/21 (a)                                            95             105,213                  -0-              105,213
                                                                       -----------------    -----------------    -----------------
                                                                                 214,225                  -0-              214,225
                                                                       -----------------    -----------------    -----------------

Financial Institutions - 0.0%
Insurance - 0.0%
Liberty Mutual Group, Inc.
   7.80%, 3/15/37 (a)(f)                                         165             166,010                  -0-              166,010
                                                                       -----------------    -----------------    -----------------

Total Corporates - Non-Investment Grades
   (cost $1,459,241)                                                           1,457,643                  -0-            1,457,643
                                                                       -----------------    -----------------    -----------------

SHORT-TERM INVESTMENTS - 3.1%
Investment Companies - 3.1%
AllianceBernstein Fixed-Income Shares,                    20,767,225          10,227,898           10,539,327           20,767,225
   Inc. - Prime STIF Portfolio (h)


Cash Equivalent - U.S. Government
Obligations - 0.0%
U.S. Treasury Bills
   Zero Coupon, 5/03/07 (i)                                      250                 -0-              249,931              249,931
Total Short-Term Investments
                                                                       -----------------    -----------------    -----------------
   (cost $21,017,156)                                                         10,227,898           10,789,258           21,017,156
                                                                       -----------------    -----------------    -----------------

Total Investments Before Security Lending
Collateral- 100.0%
   (cost $689,848,302)                                                       127,542,448          567,167,249          694,709,697
                                                                       -----------------    -----------------    -----------------

INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED - 25.8%
Short Terms - 25.8%
UBS Private Money Market Fund, LLC
   (cost $173,187,175)                                   173,187,175                 -0-          173,187,175          173,187,175
                                                                       -----------------    -----------------    -----------------

Total Investments - 129.5%
   (cost $863,035,477)                                                       127,542,448          740,354,424          867,896,872
Other assets less liabilities - (29.5)%                                       (9,387,934)        (188,457,603)        (197,845,537)
                                                                       -----------------    -----------------    -----------------
Net Assets - 100.0%                                                    $     118,154,514    $     551,896,821    $     670,051,335
                                                                       -----------------    -----------------    -----------------

FORWARD CURRENCY EXCHANGE CONTRACTS

                      Pro-Forma      U.S.$                         Pro-Forma
                      Contract      Value on    U.S.$ Value at    Unrealized
                       Amount     Origination      April 30,      Appreciation/
                        (000)         Date           2007        (Depreciation)
--------------------------------------------------------------------------------
Buy Contracts:
Mexican Peso
settling 5/02/07        42,709    $3,909,787      $3,899,206        $(10,581)

Sale Contracts:
Japanese Yen
settling 6/04/07     1,346,513    11,418,580      11,322,949          95,631
Mexican Peso
settling 5/02/07        42,709     3,859,614       3,899,206         (39,592)
Mexican Peso
settling 6/06/07        42,709     3,902,285       3,891,547          10,738
Swedish Krona
settling 5/30/07         9,473     1,406,434       1,416,215          (9,781)

FINANCIAL FUTURES CONTRACTS
                                                                                            Pro-Forma
                                      Pro-Forma                             Value at       Unrealized
                                      Number of   Expiration   Original     April 30,    Appreciation/
Type                                  Contracts        Month   Value        2007         (Depreciation)
-------------------------------------------------------------------------------------------------------
Purchased Contracts


U.S. T-Bond Future                           43    June 2007   $4,780,062   $4,805,250       $25,188

U.S. T-Note 10 Yr Future                     20    June 2007    2,153,175    2,166,563        13,388

U.S. T-Note 2 Yr Future                     386    June 2007   79,016,635   79,021,438         4,803

U.S. T-Note 5 Yr Future                     145    June 2007   15,365,889   15,345,078       (20,811)


Sold Contracts
Japan Government Bonds 10 Yr Future           2    June 2007    2,250,714    2,248,985        $1,729

U.S. T-Note 5 Yr Future                      15    June 2007    1,589,253    1,587,422         1,831
                                                                                         -----------
                                                                                             $26,128

INTEREST RATE SWAP TRANSACTIONS
                                                     Rate Type
                 Pro-Forma                 -----------------------------      Pro-Forma
                  Notional                    Payments        Payments       Unrealized
Swap               Amount    Termination      made by       received by     Appreciation/
Counterparty       (000)        Date       the Portfolio   the Portfolio   (Depreciation)
-----------------------------------------------------------------------------------------
Lehman
   Brothers       $4,000       1/23/08     3 Month LIBOR      4.777%           $28,683

Lehman
   Brothers        2,000      12/04/11     3 Month LIBOR      4.850%            28,469


----------
* The Advisor expects to sell up to 60% of the remaining securities holdings of U.S. Government Portfolio prior to its Acquisition.

**    Principal amount of $241

(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $107,624,955.

(b)  Floating Rate Security. Stated interest rate was in effect at April 30,
     2007.

(c)  Variable rate coupon, rate shown as of April 30, 2007.

(d)  Represents entire or partial securities out on loan.

(e)  IO - Interest Only

(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the aggregate market value of these securities amounted to $16,444,945 or 2.5% of net assets.

(g) Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2007.

(h)  Investment in affiliated money market mutual fund.

(i) Position, or of a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The aggregate market value of these securities amounted to $249,931.

Currency Abbreviations:

BRL  Brazilian Real
JPY  Japanese Yen
MXN  Mexican Peso
SEK  Swedish Krona

Glossary:

LIBOR London Interbank Offered Rates
TBA  To Be Announced

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
PRO FORMA
ALLIANCEBERNSTEIN BOND FUND
INTERMEDIATE BOND PORTFOLIO                                                  AllianceBernstein Bond Fund Intermediate Bond Portfolio

April 30, 2007 (unaudited)                                                      AllianceBernstein Bond Fund U.S Government Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Pro-Forma
                                                   AllianceBernstein      AllianceBernstein                      AllianceBernstein
                                                       Bond Fund              Bond Fund                              Bond Fund
                                                     Intermediate           U.S Government                          Intermediate
                                                    Bond Portfolio            Portfolio*         Adjustments       Bond Portfolio
                                                   -----------------      -----------------      ------------    -----------------
ASSETS
Investments in securities, at value
  Unaffiliated issuers (cost $116,806,243 and
  $725,462,009, respectively -- including
  investments of cash collateral of securities
  loaned of $173,187,175 and $0, respectively)     $     117,314,550      $     729,815,097      $         -0-   $     847,129,647
  Affiliated issuers (cost 10,227,898 and
  $10,539,327, respectively)                              10,227,898             10,539,327                -0-          20,767,225
Cash                                                          56,347(a)           2,714,832(a)             -0-           2,771,179
Interest receivable                                          900,522              5,460,013                -0-           6,360,535
Receivable for investments securities sold                       -0-              5,759,108                -0-           5,759,108
Receivable for capital stock sold                            680,265                 25,212                -0-             705,477
Unrealized appreciation of forward currency
  exchange contracts                                         106,369                    -0-                -0-             106,369
Unrealized appreciation of swap contracts                     57,152                    -0-                -0-              57,152
Receivable for variation margin on future
  contracts                                                   35,204                129,531                -0-             164,735
                                                   -----------------      -----------------      -------------   -----------------
Total assets                                             129,378,307            754,443,120                -0-         883,821,427
                                                   -----------------      -----------------      -------------   -----------------

LIABILITIES
Payable for collateral received on
  securities loaned                                              -0-            173,187,175                -0-         173,187,175
Payable for investment securities purchased                9,693,010             27,404,920                -0-          37,097,930
Payable for capital stock redeemed                         1,213,115                494,291                -0-           1,707,406
Dividends payable                                             97,676                575,746                -0-             673,422
Unrealized depreciation of forward currency
  exchange contracts                                          59,954                    -0-                -0-              59,954
Distribution fee payable                                      25,654                207,954                -0-             233,608
Advisory fee payable                                          10,905                204,915                -0-             215,820
Transfer Agent fee payable                                    10,476                206,654                -0-             217,130
Administrative fee payable                                       -0-                 32,086                -0-              32,086
Accrued expenses                                             113,003                232,558                -0-             345,561
                                                   -----------------      -----------------      -------------   -----------------
Total liabilities                                         11,223,793            202,546,299                -0-         213,770,092
                                                   -----------------      -----------------      -------------   -----------------
NET ASSETS                                         $     118,154,514      $     551,896,821      $         -0-         670,051,335
                                                   =================      =================      =============   =================

NET ASSET VALUE PER SHARE
Class A Shares
  Net assets                                       $      44,573,939      $     420,581,903                      $     465,155,842
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                      4,326,175             61,755,437       (20,924,901)          45,156,711
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and redemption price per share   $           10.30      $            6.81                      $           10.30
                                                   -----------------      -----------------                      -----------------
  Sales charge-4.25% of public offering price                   0.46                   0.30                                   0.46
  Maximum offering price                           $           10.76      $            7.11                      $           10.76
                                                   -----------------      -----------------                      -----------------

Class B Shares
  Net assets                                       $      25,734,681      $      63,640,497                      $      89,375,178
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                      2,499,498              9,345,340        (3,166,528)           8,678,310
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.30      $            6.81                      $           10.30
                                                   -----------------      -----------------                      -----------------

Class C Shares
  Net assets                                       $       9,411,692      $      61,993,678                      $      71,405,370
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                        915,601              9,089,724        (3,059,382)           6,945,943
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.28      $            6.82                      $           10.28
                                                   -----------------      -----------------                      -----------------

Advisor Shares
  Net assets                                       $      32,444,171      $       5,558,827                      $      38,002,998
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                      3,149,078                814,956          (275,344)           3,688,690
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.30      $            6.82                      $           10.30
                                                   -----------------      -----------------                      -----------------

Class R Shares
  Net assets                                       $         636,340      $         102,412                      $         738,752
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                         61,786                 15,032            (5,094)              71,724
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.30      $            6.81                      $           10.30
                                                   -----------------      -----------------                      -----------------

Class K Shares
  Net assets                                       $          10,074      $           9,804                      $          19,878
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                            977                  1,440              (489)               1,928
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.31      $            6.81                      $           10.31
                                                   -----------------      -----------------                      -----------------

Class I Shares
  Net assets                                       $       5,343,617      $           9,700                      $       5,353,317
                                                   -----------------      -----------------                      -----------------
  Shares of capital stock outstanding                        518,587                  1,425              (483)             519,529
                                                   -----------------      -----------------      -------------   -----------------
  Net asset value and offering price per share     $           10.30      $            6.81                      $           10.30
                                                   -----------------      -----------------                      -----------------

(a) An amount of $56,336 and $1,000, respectively has been segregated as collateral for financial futures contracts outstanding at April 30, 2007.

* Does not include the cost of $467,000 for the repositioning of assets on U.S. Government Portfolio.

--------------------------------------------------------------------------------
See notes to Pro Forma AllianceBernstein Bond Fund Intermediate Bond Portfolio financial statements.

STATEMENT OF OPERATIONS
PRO FORMA
ALLIANCEBERNSTEIN BOND FUND
INTERMEDIATE BOND PORTFOLIO                                              AllianceBernstein Bond Fund Intermediate Bond Portfolio

Twelve Months Ended April 30, 2007 (unaudited)                              AllianceBernstein Bond Fund U.S Government Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Pro-Forma
                                               AllianceBernstein    AllianceBernstein                         AllianceBernstein
                                                   Bond Fund            Bond Fund                                 Bond Fund
                                                 Intermediate         U.S Government                             Intermediate
                                                Bond Portfolio          Portfolio*          Adjustments         Bond Portfolio
                                               ------------------   ------------------   ------------------   ------------------
INVESTMENT INCOME
Interest
  Unaffiliated issuers                         $       6,029,383    $      32,045,070    $              -0-   $      38,074,453
  Affiliated issuers                                     184,690              515,511                   -0-             700,201
                                               ------------------   ------------------   ------------------   ------------------
                                                       6,214,073           32,560,581                   -0-          38,774,654
                                               ------------------   ------------------   ------------------   ------------------

EXPENSES
Advisory fee                                             550,939            2,638,033              (40,132)           3,148,840(a)
Distribution fee - Class A                               132,971            1,346,548              (29,430)           1,450,089(b)
Distribution fee - Class B                               306,445              800,732                   -0-           1,107,177(c)
Distribution fee - Class C                               119,575              655,388                   -0-             774,963(c)
Distribution fee - Class R                                   340                  258                   -0-                 598(d)
Distribution fee - Class K                                    24                   25                   -0-                  49(e)
Transfer agency                                          178,442              811,770              346,296            1,336,508(f)
Custodian                                                156,797              154,675              (44,282)             267,190(f)
Audit and legal                                          103,258              134,851             (121,109)             117,000(f)
Administrative                                            96,000               97,892              (97,892)              96,000(f)
Registration fees                                         77,722               78,023              (63,965)              91,780(f)
Directors' fees                                           34,282               37,740              (37,817)              34,205(f)
Printing                                                  11,905               88,070               78,025              178,000(f)
Miscellaneous                                              3,325               19,688               11,987               35,000(f)
                                               ------------------   ------------------   ------------------   ------------------
Total expenses before interest expense                 1,772,025            6,863,693                1,681            8,637,399
Interest expense                                              -0-             507,791             (507,791)                   0
                                               ------------------   ------------------   ------------------   ------------------
Total expenses                                         1,772,025            7,371,484             (506,110)           8,637,399
Less: expenses offset agreement (see Note C)             (13,247)             (42,000)                  -0-             (55,247)
Less: expenses waived and reimbursed by the
Adviser (see Note C)                                    (506,098)                  -0-            (949,842)          (1,455,940)
                                               ------------------   ------------------   ------------------   ------------------
Net expenses                                           1,252,680            7,329,484           (1,455,952)           7,126,212
                                               ------------------   ------------------   ------------------   ------------------
Net investment income                                  4,961,393           25,231,097            1,455,952           31,648,442
                                               ------------------   ------------------   ------------------   ------------------
Realized And Unrealized Gain (Loss)
On Investments Transactions
  Net realized gain (loss) on:
     Investment transactions                             336,273          (13,990,489)                  -0-         (13,654,216)
     Swap contracts                                      (51,764)                  -0-                  -0-             (51,764)
     Futures contracts                                   (66,165)             148,305                   -0-              82,140
     Written options                                          -0-                  -0-                  -0-                   0
     Foreign currency transactions                       649,256                   -0-                  -0-             649,256

  Net change in unrealized appreciation/
   depreciation of:
     Investments                                       2,305,906           23,568,212                   -0-          25,874,118
     Swap contracts                                        2,940                   -0-                  -0-               2,940
     Future contracts                                     81,477             (829,813)                  -0-            (748,336)
     Foreign currency denominated assets and
       liabilities                                       494,812                   -0-                  -0-             494,812
                                               ------------------   ------------------   ------------------   ------------------

  Net gain on investment transactions                  3,752,735            8,896,215                   -0-          12,648,950
                                               ------------------   ------------------   ------------------   ------------------
Net Increase In Net Assets
From Operations                                $       8,714,128    $      34,127,312    $       1,455,952    $      44,297,392
                                               ==================   ==================   ==================   ==================

----------
(a) Advisory fee based on an annualized rate of .45% of the first $2.5 billion .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets.
(b) Distribution fee based on annual rate of .30% of the total combined average daily net assets.
(c) Distribution fee based on annual rate of 1.00% of the total combined average daily net assets.
(d) Distribution fee based on annual rate of .50% of the total combined average daily net assets.
(e) Distribution fee based on annual rate of .25% of the total combined average daily net assets.
(f)  Expenses are based on one Fund.

See notes to Pro Forma AllianceBernstein Bond Fund Intermediate Bond Portfolio financial statements.

NOTES TO FINANCIAL STATEMENTS
PRO FORMA
ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO
April 30, 2007 (unaudited)

NOTE A: General
The Pro Forma AllianceBernstein Bond Fund Intermediate Bond Portfolio Financial Statements give effect to the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein Bond Fund U.S. Government Bond Portfolio (the "Acquired Fund") by AllianceBernstein Bond Fund Intermediate Bond Portfolio (the "Fund" or "Acquiring Fund") pursuant to the Agreement and Plan of Reorganization. The Acquisition would be accomplished by a tax-free exchange of the assets and liabilities of AllianceBernstein Bond Fund U.S. Government Bond Portfolio for shares of the Fund. After the proposed acquisition, the tax survivor for federal income tax purposes will be AllianceBernstein Bond Fund U.S. Government Bond Portfolio.

AllianceBernstein Bond Fund, Inc. (the "Registrant") was incorporated under the laws of the State of Maryland on December 7, 1987. The Fund is a series of the Registrant, which is currently comprised of three portfolios: the Corporate Bond Portfolio, the Fund and the Acquired Fund. The Fund's unaudited Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations are prepared as though the Acquisition was effective for the period May 1, 2006 - April 30, 2007. You should read them in conjunction with the Fund's historical financial statements, which are included in the Fund's Shareholder reports. The Fund's Pro Forma Statement of Operations reflects the assumption that certain expenses would be lower for the combined Fund as a result of the Acquisition. Each of the Fund and the Acquired Fund will bear the expenses of the Acquisition on a relative net assets basis, including the cost of proxy solicitation. Each will bear its own costs associated with the disposition or acquisition of portfolio securities in connection with the Acquisition.

NOTE B: Significant Accounting Policies
The Fund's Pro Forma Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE C: Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .55% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective upon consummation of the merger, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Assuming the merger had been consummated prior to May 1, 2006, for the twelve months ended April 30, 2007, such waiver would have amounted to approximately $1,359,940.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the twelve months ended April 30, 2007, the Adviser would have voluntarily agreed to waive its fees for services. Such waiver would have amounted to approximately $96,000.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services.

For the twelve months ended April 30, 2007, the Fund 's expenses would have been reduced by $55,247 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. - Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

NOTE D: Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares, and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE E: Capital Stock
The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of April 30, 2007. The pro-forma number of shares outstanding for the combined entity consists of the following at April, 30 2007.


                      Shares of        Additional Shares      Total Shares
                    Acquiring Fund      Assumed Issued         Outstanding
Class of Shares    Pre-Combination        with Merger       Post-Combination
----------------   ----------------    -----------------    ----------------
Class A               4,326,175           40,830,536           45,156,711
Class B               2,499,498            6,178,812            8,678,310
Class C                915,601             6,030,342            6,945,943
Advisor Class         3,149,078             539,612             3,688,690
Class R                 61,786               9,938               71,724
Class K                  977                  951                 1,928
Class I                518,587                942                519,529


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